UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.       )

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SunLink Health Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUNLINK HEALTH SYSTEMS, INC.

900 Circle 75 Parkway, Suite 1120

Atlanta, Georgia 30339

September 29, 2011

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders which will be held at 10:00 a.m., local time, on Monday, November 7, 2011, at the Renaissance Waverly Hotel, 2450 Galleria Parkway, Atlanta, Georgia 30339.

The accompanying Notice of the Annual Meeting and Proxy Statement contain detailed information concerning the matters to be considered and acted upon at the meeting. The Company’s 2011 Annual Report to Shareholders is also enclosed.

We hope you will be able to attend the meeting.

Shareholders of record at the close of business on September 16, 2011 are entitled to vote at the annual meeting. Whether or not you plan to attend the meeting, we encourage you to read the proxy statement and vote as soon as possible. You may vote:

•	by following the Internet voting procedures described in these proxy materials;

•	by following the telephone voting procedures described in these proxy materials; or

•	by executing and returning the enclosed proxy card at your earliest convenience to ensure representation at the meeting.

Whether or not you plan to attend the meeting, please execute and return the enclosed proxy card at your earliest convenience to ensure representation at the meeting or vote via telephone or the Internet. If you later find you can attend the meeting, you may then withdraw your proxy and vote in person.

Sincerely,

ROBERT M. THORNTON, JR. President and Chief Executive Officer

SUNLINK HEALTH SYSTEMS, INC.

900 Circle 75 Parkway, Suite 1120

Atlanta, Georgia 30339

NOTICE OF 2011 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 7, 2011

To the Shareholders of

SUNLINK HEALTH SYSTEMS, INC.:

The Annual Meeting of Shareholders of SUNLINK HEALTH SYSTEMS, INC. will be held at 10:00 a.m., local time, on Monday, November 7, 2011, at the Renaissance Waverly Hotel, 2450 Galleria Parkway, Atlanta, Georgia 30339, for the purpose of considering and voting upon:

1.	The election of four members of the Board of Directors named in the proxy statement for a term of two years;

2.	The approval of the 2011 Director Stock Option Plan;

3.	The ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as our independent registered public accounting firm for fiscal year 2012; and

To transact such other business that may properly come before the meeting.

Holders of record of the common shares of SunLink at the close of business on September 16, 2011 will be entitled to notice of and to vote at the meeting. You may vote by mail, telephone or the Internet to the extent described in the Company’s proxy statement. Internet and telephone voting for holders of record will conclude on the Sunday prior to the meeting.

Audited financial statements for the year ended June 30, 2011 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations are included in Form 10-K, such portions of which are also contained in the Annual Report included with this communication.

To attend the annual meeting you must have valid proof of identification and other proof of beneficial ownership of SunLink Health Systems, Inc. shares (such as a brokerage statement reflecting your stock ownership) as of September 16, 2011.

Whether or not you expect to be present, please mark, sign, date and return the enclosed proxy promptly in the envelope provided or vote via telephone or the Internet. Giving the proxy will not affect your right to vote in person if you attend the meeting.

By order of the Board of Directors of

SunLink Health Systems, Inc.

/s/ JAMES J. MULLIGAN
James J. Mulligan
Secretary
September 29, 2011

SUNLINK HEALTH SYSTEMS, INC.

900 Circle 75 Parkway, Suite 1120

Atlanta, Georgia 30339

PROXY STATEMENT

FOR 2011 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

We are providing these proxy materials to you in connection with the solicitation of proxies by the board of directors of SunLink Health Systems, Inc. for the 2011 Annual Meeting of Shareholders and for any adjournment or postponement of the annual meeting. In this Proxy Statement, we refer to SunLink Health Systems, Inc. as “SunLink,” the “Company,” “we” or “us.”

We are holding the annual meeting at 10:00 a.m. local time, on Monday, November 7, 2011, at the Renaissance Waverly Hotel, 2450 Galleria Parkway, Atlanta, Georgia 30339, and invite you to attend in person.

These proxy materials include:

•	Our proxy statement for the annual meeting; and

•	Our 2011 Annual Report to Shareholders, which includes our audited consolidated financial statements.

All shareholders will have the ability to access the proxy materials on a website referred to in these proxy materials.

We intend to mail this proxy statement and a proxy card to shareholders starting on or about September 30, 2011.

ABOUT THE MEETING

At our annual meeting, our shareholders will act upon the matters outlined in the accompanying notice of meeting. The scheduled matters to be acted upon at the 2011 annual meeting are the election of four members of the board of directors named in the proxy statement, the approval of the 2011 Director Stock Option Plan, and the ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as our independent registered public accounting firm for fiscal 2012. In addition, our management will report on our performance during fiscal year 2011.

VOTING INFORMATION

All shares represented by properly executed proxies received by the board of directors pursuant to this solicitation will be voted in accordance with the shareholder’s directions specified in the applicable voting instructions or proxy card. If no directions have been specified during Internet or telephone voting or by marking the appropriate places on the physical proxy card, the shares will be voted in accordance with the board’s recommendations which are:

•	FOR the election of each of the director nominees as directors of the Company for a term of two years.

•	FOR the approval of the 2011 Director Stock Option Plan.

•	FOR the ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent registered public accounting firm for fiscal year 2012.

A shareholder signing and returning a proxy has power to revoke it at any time prior to its exercise by delivering to the Company a later-dated proxy or by giving notice to the Company in writing or at the meeting, but without affecting any vote previously taken.

Record Date

You may vote all shares that you owned as of September 16, 2011, which is the record date for the annual meeting. On September 16, 2011, we had 9,456,869 common shares outstanding. Each common share is entitled to one (1) vote on each matter properly brought before the meeting.

Ownership Of Shares

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us, give your voting instructions by telephone or by the Internet directly to us, or vote in person at the annual meeting. If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record is sending these proxy materials to you. As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form over the Internet or telephone, as provided to you by the holder of record or by filling out a voting instruction form from your broker that accompanies your proxy materials. Regardless of how you hold your shares, we invite you to attend the annual meeting.

Electronic Availability

In compliance with the proxy rules promulgated by Untied States Securities and Exchange Commission (“SEC”) our Proxy Statement and Annual Report to Shareholders are available at www.proxyvote.com, a website established specifically for access to such materials. Such materials are also available on the Company’s website at www.sunlinkhealth.com.

How To Vote

Your Vote Is Important. We encourage you to vote promptly. Internet and telephone voting is available through 11:59 p.m. local time on Sunday, November 6, 2011 for all shares held of record. You may vote in one of the following ways:

By Telephone: If you are a holder of record located in the U.S., you can vote your shares by calling the toll-free telephone number provided on your proxy card or, if you are an owner in street name, by calling the toll-free number provided in the instructions from your broker. You may vote by telephone 24 hours a day. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes. If you vote by telephone, you do not need to return your proxy card.

By Internet: If you are a holder of record you can also vote your shares by using the Internet. Your proxy card indicates the website you need to access Internet voting. You may vote on the Internet 24 hours a day. As with telephone voting, you will be able to confirm that the system has properly recorded your votes.

If you vote by Internet, you do not need to return your proxy card.

The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. Therefore, we recommend that you follow the voting instructions in the materials you receive.

By Mail: If you are a holder of record, you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your shares in street name, please complete and mail the voting instruction card.

At The Annual Meeting: If you vote your shares now, it will not limit your right to change your vote at the annual meeting if you attend in person. However, if you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote your shares at the meeting.

All shares that have been properly voted and not revoked will be voted at the meeting. If you sign and return your proxy card without any voting instructions, your shares will be voted as the board of directors recommends.

Revocation Of Proxies: You can revoke your proxy at any time before your shares are voted if you: (1) submit a written revocation to our Secretary; (2) submit a later-dated proxy (or voting instructions if you hold shares in street name); (3) provide subsequent telephone or Internet voting instructions within the time permitted for such voting methods; or (4)  vote in person at the meeting.

Quorum And Required Vote

Quorum: We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the shares that are entitled to vote are present at the meeting, either in person or by proxy.

Votes Required: To elect directors a plurality of the votes cast is required. To approve the 2011 Director Stock Option Plan a majority of votes authorized to vote on the proposal is required. To ratify the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent registered public accounting firm for fiscal 2012 a majority of votes cast is required.

Broker Vote On Election Of Directors, Routine And Non-Routine Proposals: A “broker non-vote” occurs when a broker holding your shares in street name does not vote on a particular matter because you did not provide the broker voting instructions and the broker lacks discretionary voting authority to vote the shares because the matter is non-routine or fails to exercise such authority. NYSE Rule 452 and Section 402.8 of the NYSE Listed Company Manual which regulate broker voting in connection with certain listed companies, including companies listed on the NYSE Amex Equities exchange, prohibit broker discretionary voting on a variety of matters, including, but not limited to, the election of directors for shares held in client accounts when the broker has not timely received voting instructions from the client. Effective September 9, 2010, Rule 452 and Section 402.8 were amended to prohibit broker discretionary voting upon matters related to executive compensation, including, but not limited to, advisory votes on approval of compensation and the frequency of such advisory votes.

If you hold your shares in a bank or brokerage account, you should be aware that if you fail to instruct your bank or broker how to vote within 10 days of the meeting, the bank or broker is not permitted to vote your shares in its discretion on your behalf for the election of directors, but is permitted to vote your shares in its discretion on your behalf on routine items.

NYSE Amex rules also determine whether proposals presented at the shareholder meetings are routine or not routine. If your holdings of our common shares are held by a broker in street name (which means your shares are registered in the name of your broker or other nominee), under the rules of the New York Stock Exchange (“NYSE”) your broker may vote your shares on certain routine matters, other than the election of directors, if you do not provide your broker with voting instructions. The ratification of the selection of our independent registered public accountants is considered a routine matter upon which brokerage firms may vote on behalf of their clients if no voting instructions are provided.

While banks and brokers have historically cast their votes on routine items in support of management’s recommendations in the absence of instructions from their clients, some firms are now casting uninstructed votes in the same proportion as their clients’ instructed votes, giving, in effect, investors who provide voting instructions to brokers an opportunity to disproportionately influence the outcome of proxy voting.

If you want to ensure that your shares are voted in accordance with your wishes on Proposals 1, 2 and 3, you should complete and return your voting instruction form before October 26, 2011.

How We Count Votes: Abstentions will be counted for purposes of determining the presence or absence of a quorum. In the case of Proposal 1 (Election of Directors), Proposal 2 (Approval of the 2011 Director Stock Option Plan) and Proposal 3 (Ratification of the Selection of Independent Registered Public Accountants), abstentions will not change the number of votes cast for or against these proposals and therefore will have no effect on the approval of these proposals.

CORPORATE GOVERNANCE

Our business is managed by the Company’s employees under the direction and oversight of the board of directors. Except for Mr. Thornton, none of our board members is an employee of the Company. The board limits membership on the audit committee, executive compensation committee (referred to in this proxy statement as the “compensation committee”) and strategic alternatives committee to independent non-management directors. We keep board members informed of our business through discussions with management, materials we provide to them, visits to our offices and facilities, and their participation in board and board committee meetings.

The board of directors has adopted charters for the standing board committees, resolutions governing the process for identification and nomination of candidates for the board, and the Company’s code of ethics, known as the SunLink Health Systems, Inc. Code of Conduct. These documents, together with the Company’s Articles of Incorporation and Code of Regulations, provide the framework for the governance of the Company. Our Code of Conduct is applicable to our directors and our employees, including our principal executive officer and principal financial officer. Members of our board are required to certify compliance with our Code of Conduct. Any amendment to or waiver of our Code of Conduct for any board member, our chief executive officer, our chief financial officer or any other executive officer as well as our comptroller and any other similar accounting officer will be disclosed on our website, www.sunlinkhealth.com.

A complete copy of the charters of the board committees, the resolutions governing the process for identification and nomination of candidates for the board and the Code of Conduct for employees, as in effect from time-to-time, may be found on the Company’s website at www.sunlinkhealth.com. Copies of these materials are also available to shareholders without charge upon written request to the Secretary of the Company.

The board intends to review the company’s corporate governance principles, charters, code and other aspects of governance annually or more often if necessary, to remain current in all aspects of corporate governance. The board also has adopted a policy to self-evaluate its performance and that of each of its committees on an annual basis.

Summary Of The Corporate Governance Principles

Independence

The board of directors is required to consist of a majority of independent, non-management directors who meet the criteria for independence required by NYSE Amex. Under such rules, a director is independent if he or she does not have a material relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board annually evaluates each board member’s independence.

The board of directors has determined that as of September 16, 2011 six (6) of the Company’s eight (8) incumbent directors are independent under these guidelines: Ms. Brenner and Messrs. Baileys, Burleson, Ford, Hall and Turner. Mr. Thornton, as a management director, also participates in the board’s activities and provides valuable insights and advice. Each member of our audit and compensation committees is an independent director both under the general definition for board independence as well as any separate independence criteria for service on the applicable committee whether required by the SEC, NYSE Amex or SunLink. Independence requirements for committee service are set forth in the respective committee charters.

The non-management directors meet periodically in executive session without the management director present. The executive sessions of non-management directors are presided over by the director who is the chairperson of the committee responsible for the issue being discussed. General discussions, such as the review of the Company’s overall performance, are presided over by the chairperson or a director elected by a majority of the non-management directors.

Business Combinations

In the event SunLink receives any formal written offer to purchase more than 20% of the Company’s outstanding common shares, such proposal is required to be evaluated by the board of directors, who have delegated the evaluation of such offer(s) to the strategic planning committee of the board of directors. Such committee is required to be comprised of a majority of independent directors and currently is comprised solely of outside directors. The committee has established three criteria for any takeover proposal it considers: (1) adequate price both in light of current market conditions and also consistent with its view of the longer term intrinsic value of SunLink, (2) certainty of financing, and (3) minimum execution risk. The strategic planning committee may retain such legal and financial advisors as it may deem necessary to advise it and the board in respect of any offer or other proposal.

In the event of any proposed business combination involving SunLink, the compensation committee is authorized to retain an independent financial advisor to evaluate and make recommendations to the compensation committee concerning any severance or retention package proposed for any of SunLink’s officers or directors in connection with any proposed business combination. The compensation committee will evaluate any such proposals in light of existing severance benefits and the financial effect of any existing or additional benefits.

Director Share Ownership

SunLink believes that each director should have a personal investment in the Company. Each outside director (or future outside director, as the case may be) is required to own at least one thousand (1,000) common shares of SunLink. Each outside director (or future outside director, as the case may be) must maintain ownership of such number of common shares until such outside director ceases to serve as a member of the board. Each of our incumbent directors has complied with such ownership requirement since at least July 1, 2008.

Annual Meeting Attendance

The board of directors encourages all of its members to attend the annual meeting of shareholders. In November 2010, all director nominees and all continuing directors were personally present at the annual meeting of shareholders, except Mr. Mills who attended by teleconference.

Communications By And With Directors

In connection with the proper discharge of their duties, our independent non-management directors have access to individual members of management or to other employees of the Company on a confidential basis. Likewise, in connection with the discharge of their duties, non-management directors — as authorized by the board or a committee thereof — also have access to Company records and files, and our directors may contact other directors without informing Company management of the purpose or even the fact of such contact.

The board of directors has provided a means by which shareholders, employees or other interested persons may send communications to the board or to individual members of the board. Such communications, whether by letter, e-mail or telephone, should be directed to the Secretary of the Company at SunLink Health Systems, Inc., Office of Corporate Secretary, 900 Circle 75 Parkway, Suite 1120, Atlanta, Georgia 30339. Our corporate secretary will forward communications to the intended recipients. However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the Secretary or his designee, may not be forwarded to the directors.

If a shareholder wishes to communicate to the chairperson of the audit committee about a concern relating to the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the chairperson of the audit committee in care of the Company’s Secretary at our headquarters address. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern likewise should be submitted in writing to the chairperson of the audit committee in care of the Company’s Secretary at our headquarters address. If the shareholder is unsure as to which category his or her concern relates, he or she may communicate it to any one of the independent directors in care of the Company’s Secretary.

The Company’s “whistleblower” policy prohibits the Company or any of its employees from retaliating or taking any adverse action against anyone for raising a concern. If a shareholder or employee nonetheless prefers to raise his or her concern in a confidential or anonymous manner, the concern may be directed to the Office of Technical and Compliance Services at the Company’s headquarters or by telephone at 1-866-244-5952. The officer responsible for such services or his designee will refer the concern to the compliance committee, or if appropriate, the chairperson of the audit committee who will ensure that the matter is properly investigated.

Related Party Transactions

The Company is subject to a variety of prohibitions on, or approval procedures with respect to, related party transactions.

First, the Company is subject to certain NYSE Amex requirements which require shareholder approval of certain related party transactions. Second, the Company’s Code of Conduct prohibits related party transactions which could give rise to a conflict of interest including, but not limited to, employment by third parties that do business with the Company; conducting business, not on behalf of the Company, with the Company’s vendors, suppliers, and contractors; representing the Company in any transaction where such person representing the Company has a substantial personal interest; disclosure or use of confidential or inside information about the Company for personal gain; competition with the Company in any purchase, sale or ownership of property, property rights or interests; performing services for vendors or competitors of the Company; service on any board of directors or trustees that might conflict with the Company’s interests and; the acceptance of any faculty or speaker positions and any honoraria in connection therewith. A related party transaction must be approved by the Company’s compliance committee, or, in the case of a member of the board of directors and/or an executive officer, such related party transaction must be approved by the Company’s audit committee, with such action reported to the Company’s independent directors. To assist in identifying related party transactions, each director and officer is required, annually, to submit a Conflict of Interest Disclosure Statement. We have not adopted formal standards for the approval of related party transactions, but instead the compliance committee reviews these transactions on a case-by-case basis and may approve such transactions that are in, or not inconsistent with, the best interests of the Company and its shareholders.

OWNERSHIP OF OUR COMMON SHARES

Common Shares Owned By Management And Certain Beneficial Owners

The following table sets forth, as of September 16, 2011 (unless otherwise indicated in the footnotes), certain information with respect to our common shares owned beneficially by each director, by each nominee for election as a director, by each “named executive officer”, by all directors, nominees and named executive officers as a group and by each person known by us to be a beneficial owner of more than 5% of our outstanding common shares. Except as noted in the footnotes, each of the persons listed has sole investment and voting power with respect to the common shares included in the table.

	Common Shares Beneficially Owned As of September 16, 2011
Name(1)	Number(2)		% of Class(3)
Robert M. Thornton, Jr. Director, Chairman, President and Chief Executive Officer	561,845	(4)	5.9

Mark J. Stockslager Chief Financial Officer and Principal Accounting Officer	98,264		1.0

A. Ronald Turner Chief Operating Officer	0		*

Byron D. Finn President, SunLink ScriptsRx, LLC (formerly SunLink Homecare Services, LLC)	0		*

Jack M. Spurr, Jr. Vice President, Hospital Financial Operations	13,832	(5)	*

Dr. Steven J. Baileys Director	1,278,911	(6)	13.5

Karen B. Brenner Director	821,621	(7)	8.7

Gene E. Burleson Director	89,350	(8)	*

C. Michael Ford Director	79,607	(8)	*

Michael W. Hall Director	30,207	(8)	*

Howard E. Turner Director	389,365	(8)	4.1

Christopher H. B. Mills Director	1,718,499	(9)(10)	18.2

Berggruen Holdings North America Ltd.	704,039	(11)	7.4

Directors, Nominees and Executive Officers as a group (12 persons)	5,081,501	(12)	52.9

*	Less than 1%

(1)	The address of the named director or officer is c/o SunLink Health Systems, Inc., 900 Circle 75 Parkway, Suite 1120, Atlanta, Georgia 30339.

(2)

Information with respect to beneficial ownership is based upon information furnished by each owner unless otherwise indicated. None of the shares beneficially owned by the named officers and directors are the subject of any pledge agreement or arrangement or margin account.

(3)

The percent of outstanding common shares owned is determined by assuming that in each case the person only, or group only, exercises his, her or its rights to purchase all of the common shares underlying options held by such person or group that are exercisable as of September 16, 2011, or that will become exercisable within 60 days after that date.

(4)	Includes 223,384 shares owned by CareVest Capital, LLC (“CareVest”). Mr. Thornton owns 100% of the outstanding voting interests of CareVest.

(5)	Includes 7,582 shares that may be acquired under options exercisable within 60 days of September 16, 2011.

(6)

Includes 22,107 shares that may be acquired under options exercisable within 60 days of September 16, 2011. Also includes 574,602 shares held by Beilihis Investments, LLC (“Beilihis”), which is a private investment firm. Dr. Baileys is the managing member of Beilihis.

(7)

Includes 22,107 shares that may be acquired under options exercisable within 60 days of September 16, 2011. Also includes 250,151 shares held by Fortuna Asset Management, LLC (“Fortuna”), which is an investment advisory firm and Fortuna Asset management’s Defined Benefit Plan. Ms. Brenner is the president of Fortuna. Ms. Brenner’s ownership information also includes 34, 261 shares which are owned by Ms. Brenner and her immediate family and related entities.

(8)	Includes 22,107 shares that may be acquired under options exercisable within 60 days of September 16, 2011.

(9)	Includes 4,857 shares that may be acquired under options exercisable within 60 days of September 16, 2011.

(10)

Includes aggregate holdings under a joint filing on a Schedule 13D dated December 18, 2006 by North Atlantic Value, LLP, Christopher H. B. Mills, American Opportunity Trust, John W. Gildea, Gildea Management Company and Axia Value Partners (collectively, “the Group”). The following information is based solely on such filing. The Group as joint filers disclaims the existence of a “group” under Rule 13d-3. North Atlantic Value, LLP, is a limited liability partnership organized under the laws of England with its principal office and business at Ryder Court, 14 Ryder Street, London SW1Y 6QB England. Trident North Atlantic Fund is an open-ended investment company incorporated in the Cayman Islands with its principal office and business at P.O. Box 309, Ugland House, George Town, Grand Cayman, Cayman Islands. Trident North Atlantic Fund is a publicly held regulated mutual fund. Mr. Mills serves as a director of Trident North Atlantic Fund and North Atlantic Value serves as an investment adviser to Trident North Atlantic Fund. Mr. Mills is a British citizen whose business address is Ryder Court, 14 Ryder Street, London SW1Y 6QB England. Trident Holdings (“Trident Holdings”) is an open-ended investment company incorporated in the Cayman Islands with its principal office and business at P.O. Box 1350GT, 75 Fort Street, George Town, Grand Cayman, Cayman Islands. High Tor Limited (“Trident High Tor”) is a corporation organized under the laws of the Cayman Islands with its principal office and business at P.O. Box N-4857, Unit No. 2, Cable Beach Court, West Bay Street, Nassau, The Bahamas. American Opportunity Trust is a corporation organized under the laws of England with its principal office and business at Ryder Court, 14 Ryder Street, London SW1Y 6QB England. North Atlantic Smaller Companies Investment Trust (“NASCIT”) is an investment limited liability company organized under the laws of England with its principal office and business at Ryder Court, 14 Ryder Street, London SW1Y 6QB England. Gildea Management Company is a corporation organized under the laws of the State of Delaware with its principal office and business address at P.O. Box 938, 65 Vitti Street, New Canaan, Connecticut. John W. Gildea is a U.S. citizen whose principal business address is P.O. Box 938, 65 Vitti Street, New Canaan, Connecticut. Axia Value Partners LLC (“Axia Value Partners”) is a limited liability company organized under the laws of the State of Delaware with its principal office and business address at P.O. Box 938, 65 Vitti Street, New Canaan, Connecticut. North Atlantic Value is the investment manager and/or investment adviser to each of American Opportunity Trust, Trident North Atlantic Fund, Trident Holdings, Trident High Tor and its private clients and as such it has the authority to vote or dispose of the common stock. Mr. Mills is the Chief Executive Officer of American Opportunity Trust. Mr. Mills is also a partner of North Atlantic Value.

Gildea Management Company is the investment manager to Axia Value Partners and as such it has the authority to vote or dispose of the Company’s common shares owned by Axia Value Partners. John W. Gildea is a managing director of Gildea Management Company and is also a director of American Opportunity Trust. The aggregate number and percentage of the outstanding common shares of the Company reported by the Group to be beneficially owned by each Group and to the knowledge of the Group, by each other person who may be deemed to be a member of the Group is as follows:

Group Member	Aggregate Number of Shares	Number of Shares: Sole Power to Vote	Number of Shares: Shared Power to Vote	Number of Shares: Sole Power to Dispose	Number of Shares: Shared Power to Dispose	Approximate Percentage
North Atlantic Value	1,282,300		1,282,300		1,282,300	13.6%
Christopher H. B. Mills	1,282,300		1,282,300		1,282,300	13.6%
American Opportunity Trust	302,844		302,844		302,844	3.2%
Trident North Atlantic Fund	239,302		239,302		239,302	2.5%
Trident Holdings	123,670		123,670		123,670	1.3%
Trident High Tor	29,084		29,084		29,084	0.3%
John W. Gildea	107,800	2,800	105,000	2,800	105,000	1.1%
Gildea Management Company	105,000		105,000		105,000	1.1%
Axia Value Partners	105,000		105,000		105,000	1.1%

(11)

Represents aggregate holdings under a joint filing on Schedule 13D dated March 25, 2008 by Berggruen Holdings North America Ltd., Medici I Investments Corp., Berggruen Holdings Ltd., Tarragona Trust, Nicholas Berggruen, Resurgence Health Group, LLC, Philip H. Eastman and Anne S. Thompson. The following information is based solely on such filing. Berggruen Holdings North America Ltd., is a British Virgin Islands (“BVI”) international business company, with its principal office at 1114 Avenue of the Americas, 41st Floor, New York, New York, and is a direct, wholly owned subsidiary of Medici I Investments Corp., a BVI company, with its principal office at 1114 Avenue of the Americas, 41st Floor, New York, New York, which is a direct, wholly owned subsidiary of Berggruen Holdings Ltd., a BVI international business company (“Berggruen Holdings”) with its principal office at 1114 Avenue of the Americas, 41st Floor, New York, New York. All of the shares of Berggruen Holdings are owned by Tarragona Trust, a BVI trust (“Tarragona”) with its principal office at 9 Columbus Centre, Pelican Drive, Road Town, Tortola, British Virgin Islands. The trustee of Tarragona is Maitland Trustees Limited, a BVI corporation acting as an institutional trustee in the ordinary course of business. Mr. Berggruen is a U.S. citizen whose principal business address is 1114 Avenue of the Americas, 41st Floor, New York, New York. Mr. Berggruen is a director of Berggruen Holdings. Resurgence Health Group, LLC, a Georgia limited liability company (“Resurgence”) with its principal office at 1400 Buford Highway, Building R-3, Sugar Hill, Georgia. Mr. Eastman is a U.S. citizen whose principal business address is 1400 Buford Highway, Building R-3, Sugar Hill, Georgia. Mr. Eastman is the chief executive officer of Resurgence. Ms. Thompson is a U.S. citizen whose principal business address is 1400 Buford Highway, Building R-3, Sugar Hill, Georgia. Ms. Thompson is the chief operating officer of Resurgence.

(12)	Includes 145,081 shares that may be acquired under options exercisable within 60 days of September 16, 2011.

PROPOSAL 1 TO BE VOTED ON BY SHAREHOLDERS

Proposal 1–Election Of Directors

The Company’s board of directors is presently comprised of eight (8) members. One class of directors is normally elected at each annual meeting of shareholders for a term of two (2) years. At the 2011 annual meeting, shareholders will elect four (4) members named in the proxy statement to the Board of Directors who will hold office until the annual meeting of shareholders in 2013. The board of directors has nominated Robert M. Thornton, Jr., Dr. Steven J. Baileys, Michael W. Hall and Gene E. Burleson for re-election as directors for terms of office of two (2) years.

It is the intention of the proxy agents named in the proxy, unless otherwise directed, to vote such proxies for the election of Robert M. Thornton, Jr., Dr. Steven J. Baileys, Michael W. Hall and Gene E. Burleson. Should any of such nominees be unable to accept the office of director, an eventuality which is not anticipated, proxies may be voted with discretionary authority for a substitute nominee or nominees designated by the board of directors.

The board of directors unanimously recommends a vote “FOR” the election of Robert M. Thornton, Jr., Dr. Steven J. Baileys, Michael W. Hall and Gene E. Burleson.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Identification Of Directors

The following table sets forth certain information about the nominees for election and the directors whose terms of office will continue after the meeting.

Current Nominees:	Name and Offices Presently Held with Company	Director Since
Robert M. Thornton, Jr.	Director, Chairman, President and Chief Executive Officer	1996
Dr. Steven J. Baileys	Director	2000
Michael W. Hall	Director	2001
Gene E. Burleson	Director	2003

Directors Whose Term of Office Expires in 2012:	Name and Offices Presently Held with Company	Director Since
Karen B. Brenner .	Director	1996
C. Michael Ford	Director	1999
Howard E. Turner	Director	1999
Christopher H. B. Mills	Director	2007

Certain information concerning each person listed in the above table, including his or her principal occupation for at least the last five (5) years, is set forth below.

Karen B. Brenner, 58, has been President of Fortuna Asset Management, LLC, an investment advisory firm located in Newport Beach, California, since 2000. Fortuna Asset Management, LLC succeeded to the business of Fortuna Advisors, Inc., which Ms. Brenner formed and operated from 1993 to 2000. From 1996 to 1998 Ms. Brenner served on the Board of Directors of Data Design Labs. From 1984 to 1993, Ms. Brenner was a partner in Allen Brenner, a financial consulting firm. Prior to 1984, Ms. Brenner was a consultant in the health and medical division of Booz Allen Hamilton. Ms. Brenner was deemed qualified to serve on the board for the reasons set forth below under Director Qualifications, including her business experience set forth herein.

C. Michael Ford, 72, has been Chief Executive Officer of Newtown Macon, Inc. since November 2003 and was its Chief Financial Officer from October 2002 to November 2003. Mr. Ford was Chairman of the Board of In Home Health, Inc. from February 2000 to December 2000. Mr. Ford also served as Vice President of Development of Columbia/HCA Healthcare Corporation from September 1994 to September 1997, and was Vice President of Marketing of Meditrust Corp. from October 1993 to September 1994. Mr. Ford was deemed qualified to serve on the board for the reasons set forth below under Director Qualifications, including his business experience set forth herein.

Howard E. Turner, 69, has been a partner in the law firm of Smith, Gambrell & Russell, LLP, since 1971, where he is a member of the firm’s executive committee. Mr. Turner was a director of Avlease, Ltd., a lessor of large commercial aircraft, and currently serves as an officer and director of Historic Motorsports Holdings, Ltd. Mr. Turner provides legal services to the Company through the law firm, Smith, Gambrell & Russell, LLP, as requested by the Company. Mr. Turner was deemed qualified to serve on the board for the reasons set forth below under Director Qualifications, including his business experience set forth herein.

Christopher H. B. Mills, 58, is a Director and the Chief Investment Officer of J.O. Hambro Capital Management and has served in such capacity since January 1993. Mr. Mills also serves as the Managing Director/Investment Manager of North Atlantic Smaller Companies Investment Trust plc and Trident North Atlantic, positions he has held since 1998. From 1984 to 1993 Mr. Mills was a Director of MIM Management Limited. Mr. Mills was deemed qualified to serve on the board for the reasons set forth below under Director Qualifications, including his business experience set forth herein.

Robert M. Thornton, Jr., 62, has been Chairman and Chief Executive Officer of the Company since September 10, 1998, President since July 16, 1996 and was its Chief Financial Officer from July 18, 1997 through August 31, 2002. From October 1994 to the present, Mr. Thornton has been a private investor and, since March 1995 has been Chairman and Chief Executive Officer of CareVest Capital, LLC, a private investment and management services firm. Mr. Thornton was a director of and held various executive offices with Hallmark Healthcare Corporation from October 1989 until Hallmark’s merger with Community Health Systems, Inc. in October 1994. Mr. Thornton was deemed qualified to serve on the board for the reasons set forth below under Director Qualifications, including his business experience set forth herein.

Dr. Steven J. Baileys, 57, is a private investor and was Chairman of the Board of Directors of SafeGuard Health Enterprises, Inc., a public dental care benefits company, from July 1995 to June 2004. Dr. Baileys was Chief Executive Officer of SafeGuard from April 1995 to February 2000, its President from December 1981 until May 1997, and it’s Chief Operating Officer from December 1981 until April 1995. Dr. Baileys is licensed to practice dentistry in the State of California. Dr. Baileys was deemed qualified to serve on the board for the reasons set forth below under Director Qualifications, including his business experience set forth herein.

Michael W. Hall, 62, is a private investor and was Chairman and Chief Executive Officer of Pyramed Health System, Inc., a healthcare consulting firm, from August 1996 through March 2001. From April 1991 to August 1996, Mr. Hall was Chief Operating Officer and Executive Vice President of Southern Health Management Corporation, a healthcare management company specializing in rural healthcare. Prior to its sale to NetCare Health Systems, Inc., in 1996, Southern Health Management Corporation owned three of SunLink’s seven current hospitals. Mr. Hall was deemed qualified to serve on the board for the reasons set forth below under Director Qualifications, including his business experience set forth herein.

Gene E. Burleson, 70, is a private investor and was Chairman of PET DRx Corporation from June 2005 to July 1, 2010 and Chief Executive Officer from October 2008 until its acquisition by VCA Antech in July 2010. Mr. Burleson was a former director of HealthMont Inc., from September 2000 until its acquisition by SunLink in October 2003. Mr. Burleson served as Chairman of Mariner Post-Acute Network, Inc., from January 2000 to June 2002. Mr. Burleson was Chairman of the Board of GranCare Inc. from October 1990 to November 1997 and President and Chief Executive Officer of GranCare Inc. from December 1989 to February 1997. From June 1986 to March 1989 Mr. Burleson served as President, Chief Operating Officer and Director of American Medical International Inc. (“AMI”). Mr. Burleson served as Managing Director of AMI’s international operations from

May 1981 to June 1986. Mr. Burleson was deemed qualified to serve on the board for the reasons set forth below under Director Qualifications, including his business experience set forth herein.

Nominees For Election As Directors For A Two-Year Term Expiring In 2013

Director Qualifications

The board of directors concluded that each continuing director and each director nominated for re-election was qualified to serve as a director of SunLink and recommended the nominees for election or re-election at the current year’s annual meeting. No single factor was more important than any other factor in the evaluation of any director or selection of any director nominee and the board made its determination on the basis of its own experience and subjective evaluation of each individual, with reference to various objective criteria required by law or other regulatory requirements, including but not limited to independence requirements and stock exchange regulations, as well as the subjective criteria that the board has deemed desirable in evaluating nominations.

Each director nominated for re-election and each continuing director was deemed by the board to have: met applicable legal and regulatory definitions of independence excluding from such independence determination only Mr. Thornton, the Company’s sole management director; met the criteria set forth in the Company’s corporate governance guidelines; a reputation for and to have displayed, personal integrity and judgment; achieved professional prominence in their business careers; manifested concern for the interests of the Company’s shareholders; sufficient time available for service on the SunLink board taking into account such person’s other professional and personal commitments; demonstrated a commitment to the Company based on their current and historical service to the company as a director and/or as an executive officer of the Company; a general understanding of marketing, finance, and other disciplines relevant to the success of a publicly traded company in today’s business environment; and knowledge with respect to the current state of the Company based on their current and historical service to the Company as a director and/or as an executive officer of the Company.

Board members with long board service to the Company (Baileys, Brenner, Burleson, Ford, Hall, Thornton and Turner), prior experience in the healthcare services industry (Burleson, Ford, Hall and Thornton), current and prior experience providing legal services to clients in the healthcare industry (Turner), prior experience in businesses ancillary to the healthcare services industry (Hall, Burleson, Ford and Thornton), or a combination thereof, as set forth in greater detail in their individual biographies, were deemed to have applicable industry or related industry experience relevant to the Company. Board members identified in greater detail in their individual biographies as having served as officers of other healthcare services providers (Burleson, Ford, Hall and Thornton) or a current or prior officer of the Company (Thornton) were deemed to have had operational experience relevant to the Company. Directors indentified elsewhere in this proxy statement in greater detail as serving on specific committees of the board were deemed to have experience in matters relevant to their current committee assignments including executive compensation (Baileys, Brenner, and Burleson), and financial expertise (Brenner, Ford and Hall). Each director identified in greater detail in their biographies as an incumbent director of SunLink (all) or as having served as an officer, director or both of one or more other public companies (Baileys, Burleson and Mills) was deemed to have experience relevant to SunLink as a public company and to the discharge of the duties of such persons as directors of a public company. Each director with prior CEO experience (Baileys, Burleson, Ford and Hall) and corporate legal experience (Turner) was deemed to have experience relevant to their oversight of the Company’s management in general and its CEO in particular. Each director identified (Baileys, Burleson, Ford, Hall and Thornton) in their biography as having applicable healthcare services industry experience, or healthcare legal experience (Turner) was deemed to have applicable industry regulatory experience. Each director identified as having experience in industries which are or have been highly competitive (all) or highly regulated, especially the financial services industries (Brenner and Mills), were deemed to have experience relevant to the Company in its own business which is both highly competitive as well as highly regulated. Each director was deemed of sufficient age and maturity to have accumulated the life experiences, viewpoints, and expertise necessary to perform the duties of a public company director, as well as being able to vigorously perform his or her duties as a director of the Company.

The committee conceptualizes diversity expansively to include differences of viewpoint, professional experience, and skill sets, especially in matters of healthcare service operations and regulations, financing, marketing, and human resources, as well as a subjective determination of individual qualities, attributes, and differences. The committee has taken into account the benefits of, but has not ascribed any specific weight to, or adopted any formal policy with respect to, matters of geographic and cultural background, race, and gender. The board evaluates each individual in the context of the board as a whole, with the objective of recommending a group that can best facilitate the success of SunLink’s business and represent shareholder interests through the exercise of sound judgment using its diversity of experience. The committee evaluates each incumbent director to determine whether he or she should be nominated to stand for re-election, based on the types of criteria outlined above as well as the director’s contributions to the board during their current term. Because the assessment of the diversity of the board as well as the effectiveness of the current factors in achieving diversity from a variety of perspectives is based on the individual subjective evaluation of each of the board members, the Company does not engage in any formal benchmarking procedure.

Board Meetings

The board of directors held nine (9) meetings during fiscal 2011. The board has four (4) standing committees: an executive committee, an audit committee, a compensation committee, and a strategic planning committee. Each standing committee has the right to retain its own legal and other advisors. Except for Mr. Mills, all directors attended 75% or more of the meetings of the board of directors. All directors attended 75% or more of the meeting of the board committees on which they served in our fiscal year ended June 30, 2011.

Committees Of The Board Of Directors—Overview

Membership On Board Committees

This table lists the four (4) board committees in existence during our last fiscal year and the directors who currently serve on them and the number of committee meetings held in the fiscal year ended June 30, 2011.

Name	Audit	Compensation	Executive		Strategic
Dr. Baileys		—			C
Ms. Brenner	—	—		—
Mr. Burleson		C			—
Mr. Ford	C				—
Mr. Hall	—
Mr. Mills
Mr. Thornton				C
Mr. Turner			—
2011 Meetings	6	0		1	0

C  =     Chairperson

—  =    Member

Audit Committee

The audit committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by:

•	selecting the Company’s independent registered public accounting firm and evaluating the independence, performance, and continued retention of such accounting firm;

•	reviewing the Company’s auditing, accounting and financial reporting processes generally;

•	reviewing the Company’s systems of internal controls regarding finance, accounting, legal, and compliance that management and the board have established;

•	reviewing the integrity of the financial statements and other financial information provided by the Company to the Company’s shareholders, the general public and the SEC (“SEC”) including:

•	reviewing and discussing with management and the independent registered public accounting firm the financial statements to be included in our annual report on Form 10-K for filing with the SEC;

•

discussing with the independent registered public accounting firm the conduct of the audit, the adequacy and effectiveness of our accounting and financial controls, and the written disclosures required by Independence Standards Board Standard No. 1 regarding their independence;

•	meeting separately with the independent registered public accounting firm and with our internal auditors, as well as our management, to discuss the results of their audits; and

•	reviewing and discussing with management and the independent registered public accounting firm our interim financial statements as included in our quarterly reports;

•	reviewing the potential engagement of our independent registered public accounting firm for non-audit services prior to any such engagement and approving any such engagement;

•	reassessing annually the adequacy of the audit committee charter and recommending any proposed changes to the board for approval;

•	reporting to our board of directors the conclusions with respect to the matters that the audit committee has considered; and

•	examining such other areas or activities consistent with the audit committee charter, the Company’s Code of Regulations and governing law as the audit committee or board deem appropriate.

Our audit committee has adopted a procedure to receive allegations on any fraudulent accounting issues through a toll-free telephone number and email as set out in our code of conduct and ethics.

All three (3) members of the audit committee are independent as defined in Section 803(A) of the NYSE Amex Company Guide and Rule 10A-3 of the Securities Exchange Act of 1934. The board has also determined that Mr. Ford meets the requirements for being an “audit committee financial expert” pursuant to Section 407 of the Sarbanes-Oxley Act of 2002. Our audit committee charter is available on our website at www.sunlinkhealth.com.

Compensation Committee

Composition; Independence; Compensation Committee Interlocks And Insider Participation

Our compensation committee is composed entirely of independent members of the board of directors. All three (3) members of the compensation committee are independent, as defined in Section 803(A) of the NYSE Amex Company Guide and each of them qualifies as an “outside director” (as such term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder). Our compensation committee charter is available on our website at www.sunlinkhealth.com. No member of the committee is a current or former employee or officer of the Company or any of its affiliates.

Compensation Review Process; And Management Participation In Compensation Determinations

The compensation of our executive officers is determined by the compensation committee on an annual basis subject to minimum compensation pursuant to employment agreements and letters previously approved by the committee. Our compensation committee considers all elements of compensation in making its determinations. With respect to those executive officers who do not serve on our board of directors, our compensation committee also considers the recommendations of our chairman of the board and chief executive officer. The committee meets at various times during the year, and it also considers and takes action by written consent. The committee chairperson reports on committee actions and recommendations at board meetings.

Responsibilities

The compensation committee has the power and authority of the board to perform and performs the following duties and responsibilities:

•

Develops guidelines and, on an annual basis, reviews the compensation and performance of the Company’s senior executive officers; reviews and approves corporate goals relevant to the compensation of the chief executive officer; evaluates the chief executive officer’s performance in light of these goals and objectives; sets the chief executive officer’s compensation based on such evaluation; evaluates the performance of the Company’s senior executive officers and approves their annual compensation; and produces an annual report on executive compensation for inclusion in the Company’s annual proxy statement, in accordance with all applicable rules and regulations;

•

Makes recommendations to the board with respect to incentive compensation plans and equity-based plans, and administers such plans by establishing criteria for granting of awards to the Company’s officers and other employees and reviews and approves the granting of awards in accordance with such criteria;

•	Reviews and approves plans for managerial succession of the Company;

•

Reviews director compensation levels and practices, and recommends to the board, from time to time, changes in such compensation levels and practices (including retainers, meetings fees, committee fees, stock options and other similar items as appropriate);

•	Annually reviews and assesses the adequacy of the Compensation Committee Charter and recommends any proposed changes to the board for approval; and

•	Performs such other activities consistent with the Compensation Committee Charter, the Company’s Code of Regulations and governing law as the committee or the board deems appropriate.

Executive Committee

The executive committee is empowered to exercise all of the authority of the board of directors except as to matters not delegable to a committee under the General Corporation Law of Ohio.

Strategic Planning Committee

The strategic planning committee is empowered to, among other things, conduct periodic evaluations of the Company’s strategic alternatives. The committee has the power and authority of the board to perform and performs the following duties and responsibilities:

•

Recommends for board approval actions that address the Company’s strategic alternatives, including, but not limited to solicited and unsolicited takeover offers, possible acquisition targets, asset sales or major purchases;

•	Discusses with Company’s regular outside counsel or special counsel any legal matters that could reasonably be expected to have a material impact on the Company’s long-term strategies;

•	Annually evaluates performance of the committee; and

•	Annually reviews and assesses the committee charter and submits recommended changes to the board.

The strategic planning committee charter is available on our website at www.sunlinkhealth.com.

Nomination Procedures And Shareholder Nominations

The board does not have a nominating committee but has adopted a nominating resolution which provides that the Company believes it to be in its best interest and the best interest of its shareholders to authorize the entire board to identify and nominate, by majority vote of the entire board of directors then in office, directors to serve on the Company’s board so long as, pursuant to NYSE Amex rules, director nominees so selected are approved by a majority of the independent directors and, when vacancies occur on the board, the board shall actively seek individuals qualified to become board members based on business experience, professional expertise, industry experience and geographic representation. Shareholders who wish to submit nominees for election at an annual or special meeting of shareholders should follow the procedure generally described in Requirements, Including Deadlines, For Submission Of Proxy Proposals, Nomination Of Directors And Other Business Of Shareholders on page 47 of this proxy statement and more particularly, in the Company’s Code of Regulations. The board of directors applies the same standards in considering candidates submitted by shareholders as it does in evaluating candidates submitted by members of the board of directors. The board does not have a separate policy with regard to the consideration of candidates recommended by shareholders other than the process provided in the nominating resolution.

COMPENSATION OF DIRECTORS FOR FISCAL YEAR 2011

Management Directors

We do not pay directors who are also our employees any additional compensation for serving as a director, other than customary reimbursement of expenses.

Non-Management Directors

The Company believes that the compensation of non-management directors should be at a level which is sufficient to attract talented and diverse individuals to serve on the Company’s board of directors while, at the same time, avoiding compensation levels where the level of compensation might present the appearance of a potential lack of director independence. However, in recent years, the board of directors has limited director compensation in light of the Company’s recent financial performance to levels below those which the board would otherwise deem appropriate.

The following chart discloses the compensation of each non-management director for the fiscal year ended June 30, 2011:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Totals ($)
Dr. Steven J. Baileys	25,000	N/A	0	N/A	N/A	N/A	25,000
Karen B. Brenner	25,000	N/A	0	N/A	N/A	N/A	25,000
Gene E. Burleson	25,000	N/A	0	N/A	N/A	N/A	25,000
C. Michael Ford	25,000	N/A	0	N/A	N/A	N/A	25,000
Michael W. Hall	25,000	N/A	0	N/A	N/A	N/A	25,000
Christopher H. B. Mills	25,000	N/A	0	N/A	N/A	N/A	25,000
Howard E. Turner(3)	25,000	N/A	0	N/A	N/A	N/A	25,000

(1)

Cash Compensation. Non-management directors receive a flat fee for director compensation of $25,000 per year, payable on a monthly basis. We also reimburse customary expenses for attending board, committee and shareholder meetings.

(2)

Equity Compensation. We have not made any equity-based compensation awards to directors since September 2008. Each non-employee director will be eligible to participate in the 2011 Directors Stock Option Plan if it is approved by the Company’s shareholders. Although each non-employee director is technically eligible to participate in the Company’s 2001 Outside Directors’ Stock Ownership and Stock Option Plan and in the 2005 Equity Incentive Plan, the last shares available for new grants under either such plan were utilized in 2005.

(3)

Other Arrangements. Mr. Turner is a partner of the law firm of Smith, Gambrel & Russell, LLP. Such law firm provided legal services to the Company in the fiscal year ended June 30, 2011 at customary rates and continues to provide such services to the Company in the fiscal year ending June 30, 2012.

The following chart discloses certain information with respect to stock awards and option awards held by each non-management director as of the fiscal year ended June 30, 2011:

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)(1)	Number of Securities Underlying Unexercised Options (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Exercisable	Unexercisable
Dr. Steven J. Baileys	6,250	—	—	2.90	12/09/2013	N/A	N/A	N/A	N/A
	5,500	—	—	9.63	11/10/2015
	5,500	—	—	6.55	05/15/2017
	4,857	—	—	8.00	09/23/2017

Karen B. Brenner	6,250	—	—	2.90	12/09/2013	N/A	N/A	N/A	N/A
	5,500	—	—	9.63	11/10/2015
	5,500	—	—	6.55	05/15/2017
	4,857	—	—	8.00	09/23/2017

Gene E. Burleson	6,250	—	—	2.90	12/09/2013	N/A	N/A	N/A	N/A
	5,500	—	—	9.63	11/10/2015
	5,500	—	—	6.55	05/15/2017
	4,857	—	—	8.00	09/23/2017

C. Michael Ford	6,250	—	—	2.90	12/09/2013	N/A	N/A	N/A	N/A
	5,500	—	—	9.63	11/10/2015
	5,500	—	—	6.55	05/15/2017
	4,857	—	—	8.00	09/23/2017

Michael W. Hall	6,250	—	—	2.90	12/09/2013	N/A	N/A	N/A	N/A
	5,500	—	—	9.63	11/10/2015
	5,500	—	—	6.55	05/15/2017
	4,857	—	—	8.00	09/23/2017

Christopher H. B. Mills	4,857	—	—	8.00	09/23/2017	N/A	N/A	N/A	N/A

Howard E. Turner	6,250	—	—	2.90	12/09/2013	N/A	N/A	N/A	N/A
	5,500	—	—	9.63	11/10/2015
	5,500	—	—	6.55	05/15/2017
	4,857	—	—	8.00	09/23/2017

(1)	Includes grants of options under the Company’s 2001 Outside Directors’ Stock Ownership and Stock Option Plan and the 2005 Equity Incentive Plan.

(2)	If we grant stock awards in the future we will report the named director holding unvested securities, the vesting date for such securities and the number of securities vesting on the applicable date.

EXECUTIVE OFFICERS

Our executive officers, as of September 16, 2011, their positions with the Company or our subsidiaries, and the ages of such executive officers are as follows:

Name	Office	Age
Robert M. Thornton, Jr.	Director, Chairman of the Board of Directors, President and Chief Executive Officer	62
Mark J. Stockslager	Chief Financial Officer and Principal Accounting Officer	52
A. Ronald Turner	Chief Operating Officer	65
Byron D. Finn	President, SunLink ScriptsRx, LLC	61
Jack M. Spurr, Jr.	Vice President, Hospital Financial Operations	66

All of our executive officers hold office for an indefinite term, subject to the discretion of the board of directors.

Biographical information for our non-director executive officers is set forth below:

Current Executive Officers

Mark J. Stockslager, 52, has been SunLink’s Chief Financial Officer since July 1, 2007. He was interim Chief Financial Officer from November 6, 2006 until June 30, 2007. He has been the Principal Accounting Officer since March 11, 1998 and was Corporate Controller from November 6, 1996 to June 4, 2007. He has been associated continuously with our accounting and finance operations since June 1988 and has held various positions, including Manager of U.S. Accounting, from June 1993 until November 1996. From June 1982 through May 1988, Mr. Stockslager was employed by Price Waterhouse & Co.

A. Ronald Turner, 65, has been the Chief Operating Officer of the Company since November 30, 2010. Mr. Turner is an entrepreneur, experienced hospital management company executive, and CPA who, prior to joining the Company, worked as an independent management consultant since August 2009. Mr. Turner co-founded Associated Healthcare Systems, Inc. and served as its Chairman, President and CEO from April 1999 to December 2009. From July 1985 to April 1999, Mr. Turner was a private investor and management consultant who, among other things, lead the merger, acquisition, and financing activities for a number of hospital and other healthcare industry transactions. Mr. Turner served as the President and Chief Operating Officer of Health Group Inc. from August 1982 to July 1985. Mr. Turner co-founded Southern Health Services, Inc. and served as its President and Chief Operating Officer from December 1978 to August 1982. Prior to December 1978, Mr. Turner practiced as a CPA in Arthur Young & Company’s National Healthcare Group and with Ernst & Whinney.

On October 1, 2007, Associated Healthcare Systems, Inc. filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Middle District of Tennessee located in Nashville, Tennessee. Associated Healthcare Systems, Inc. completed the liquidation of its assets and the Chapter 11 case was dismissed on December 30, 2009. Mr. Turner was Chairman, President and CEO of Associated Healthcare Systems, Inc. from April 1999 to December 2009.

Byron D. Finn, 61, has been the President of ScriptsRx since October 1, 2010. From 1982 to when Mr. Finn accepted this position with a subsidiary of the Company, he was President of Byron D. Finn, CPA, PC, (or its predecessor companies), a provider of accounting, financial consulting and litigation support services for clients, including numerous healthcare clients.

Jack M. Spurr, Jr., 66, has been the Vice President, Hospital Financial Operations of SunLink since October 1, 2002. From February 1, 2001 until September 30, 2002, Mr. Spurr performed several interim financial roles for the Company. From 1978 to 2000, Mr. Spurr held financial positions with Hospital Corporation of America, Columbia Healthcare, Inc., Quorum Health Group, Inc., HealthTrust, Inc. and National Healthcare Inc.

EXECUTIVE COMPENSATION

Compensation Process

Compensation Review Process; Management Participation in Compensation Determinations; Delegation of Authority

The compensation of our executive officers is determined by the compensation committee of our board of directors on an annual basis subject to the provisions of employment agreements. The committee considers all elements of compensation in making its determinations. With respect to those executive officers who do not serve on our board of directors, the committee also considers the recommendations of our chairman of the board and chief executive officer. The committee meets at various times during the year, and it also considers and takes action by written consent. The committee chair reports on committee actions and recommendations at board meetings.

Periodically, the committee conducts a comprehensive review of the Company’s executive compensation program (the “Compensation Review”). The Compensation Review may include (a) an internal report evaluating executive compensation throughout the company to review consistency and program effectiveness and (b) a report evaluating the competitiveness of executive compensation at the company relative to other healthcare companies and public corporations employing similar executive talent, which report may be internally generated or produced by outside consultants. As part of the evaluation process, the committee considers the recommendations of management; particularly the recommendation of the Company’s chief executive officer, in setting the compensation of the Company’s named executive officers.

The committee may delegate limited authority to the compensation and benefits group in SunLink’s human resources (HR) department to support the committee in its work and, in some cases, act pursuant to delegated authority to fulfill various functions in administering SunLink’s compensation programs.

Authority To Utilize Compensation Consultants

The compensation committee has the authority to and has in the past engaged outside advisers, experts, and others to assist it in various ways including providing it with comparative data. The compensation committee has established procedures that it considers adequate to ensure that advice to the committee remains objective and is not influenced by the Company’s management, including a direct reporting relationship of any compensation consultant to the committee. If the committee elects to engage any consultant, it is contemplated that under the terms of the committee’s agreement with any such consultant the committee will be able to contact the consultant without any interaction from Company management and the committee will require both the consultant and the Company to report any engagement of the consultant by the Company and the amount of fees paid or anticipated to be paid in connection with such engagement in order that the committee may evaluate the independence of such consultant in its role as the committee’s compensation consultant.

Compensation Disclosure And Analysis

Compensation Philosophy

Our Company’s goal is to be a leading provider of healthcare services in selected markets. To achieve our goal we seek to deliver financial and operational performance consistent with that of other top healthcare companies. The committee believes that having executives who are strong leaders has enabled SunLink and will continue to enable SunLink to attract and retain highly engaged talented employees, promote continued growth and demonstrate the Company’s values – patient and customer commitment, quality, integrity, teamwork, respect for people, good citizenship, a will to win and personal accountability. This Compensation Disclosure and Analysis discusses components for the year ended June 30, 2011 (fiscal year 2011) and the other periods specified herein.

Objectives and Goals

We have five major objectives for the Company’s compensation structure:

1. Accountability Through Measurable Goals, including:

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Growth and Expense Control Measures, which align our compensation programs with internal financial objectives for revenue, growth, and cost control and growing our business both internally and through strategic transactions;

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Patient, Physician, and Community Satisfaction Measures, which align our compensation programs with performance on objective medical benchmarks, and operational goals including length of stay, patient and physician satisfaction measures, as well as the Company’s broader goals of continually improving employee relations and patient and physician service, increasing patient and physician satisfaction, expanding service offerings in the communities served by the Company; and

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Employee Recruitment and Retention Measures with a goal of identifying, recruiting, developing, and retaining a highly engaged, diverse workforce of exceptional talent that achieves our corporate and healthcare delivery goals, and superior patient service in an atmosphere of high job satisfaction and performance.

2. Congruence between Executive Pay and Business Performance, through compensation programs designed to reward high performance with high compensation over short, medium, and long term time horizons.

3. External Competitiveness, through compensation programs that are intended to motivate management with compensation that takes into account relative compensation within the healthcare industry and compensation relative to other companies of similar size and complexity, as well as to promote management continuity and succession planning.

4. At Risk Compensation, through compensation programs that are intended to encourage long-term thinking and provide continued “at risk” compensation, including equity-linked and multi-year compensation programs, as well as a stock ownership requirement for our NEOs.

5. Risk Appropriateness, through compensation programs that encourage boldness and innovation but do not encourage undue or excessive risk or sacrifice long term growth or goals for transient success. To achieve this goal we seek to use compensation programs that balance short and long term incentives and which do not utilize open-ended incentives. We also do not utilize certain performance measures, which we believe could encourage undue risk taking. We consider adjusting targets when economic conditions, warrant as well as changes in the Company’s business strategy designed to achieve long term success even if such changes are at the expense of short term profitability. We endeavor not to pay excessive compensation when macroeconomic conditions are playing a significant role in the Company’s success and conversely we endeavor not to overly penalize the Company’s officers when macroeconomic conditions have adversely affected the Company’s success; however, we do evaluate how the Company’s officers guide the Company in responding to macroeconomic challenges.

Use Of Compensation Consultants

During fiscal year 2011, the committee did not retain any compensation consultants or engage in any formal benchmarking. In fiscal 2005, the compensation committee retained a compensation consulting firm to review and evaluate the current compensation packages for the three highest paid executives of the Company as compared to those of the executives of other healthcare companies with comparable revenues. The committee considered the results of such survey as one source of information in formulating 2011 compensation packages. However, due to the age of such survey, the committee did not give it material weight in determining the reasonableness of potential compensation levels. The committee did not materially adjust compensation in 2009, 2010 or 2011. The compensation committee expects to retain a compensation consulting firm to review and evaluate the compensation arrangements for the Company’s executive officers for periods after July 1, 2011.

Major Compensation Components

In fiscal 2011, the principal components of compensation for our executive officers were base salary and short-term incentives, generally in the form of cash bonus programs. We believe that the Company’s goals are best met by utilizing an approach to compensation with these two (2) distinct elements, as well as historically long term equity based incentives.

Base Salaries. The Company’s base salaries are intended to be consistent with its understanding of competitive practices, levels of executive responsibility, qualifications necessary for the particular executive position and the expertise and experience of the executive officer. Salary adjustments reflect the compensation committee’s belief as to competitive trends, the performance of the individual and, to some extent, the overall financial condition of the Company.

Base salary amounts in fiscal year 2011 were generally unchanged or reflected only minor increases.

Base salaries for the Company’s named executive officers at June 30, 2011, effective from July 1, 2010, were as follows:

Name	Base Salary
Robert M. Thornton, Jr.	$330,000
Mark J. Stockslager	$173,250
A. Ronald Turner	$252,000
Byron D. Finn	$200,000
Jack M. Spurr, Jr.	$171,258

In setting base salaries for fiscal year 2011, the committee considered a number of factors including, but not limited to: the fact that no material adjustments were made to base compensation during fiscal 2010; the Company’s performance in fiscal 2010; the steps taken by the Company’s executive officers in fiscal 2008, 2009, and 2010 to respond to the various events which have negatively impacted the Company’s business. The size of specific salary adjustments in fiscal 2011 also reflected the committee’s beliefs as to competitive trends, the performance of the individual, internal equity, the appropriateness of the rate at which adjustments should be made, and, to some extent, the overall financial condition of the Company. Individual variances also were based on the committee’s subjective evaluation of other factors including length of service in position, the extent of any difference between an officer’s base salary and the base salaries of other officers, the nature of an individual officer’s duties, and other factors which may have been deemed relevant by the individual members of the compensation committee.

During fiscal year 2011, the CEO, Mr. Thornton, was employed under an employment agreement which provided for an annual base salary of not less than $335,000 which by mutual agreement was reduced at December 1, 2008 to $330,000. The compensation committee, believes, based in part on consultation with a compensation consulting firm at the end of fiscal year 2005, that Mr. Thornton’s salary is on the low end of salaries for CEOs of regional hospital management companies and also below that of CEOs for healthcare companies with similar revenues.

Short-Term Incentives. The short-term incentive for an executive is the opportunity to earn an annual cash bonus. For fiscal year 2011, the executive bonus plan provided that 100% of each bonus would be based on un-weighted discretionary criteria adopted by the committee. For fiscal year 2011 the discretionary criteria revolved around the fundamental objective of increasing shareholder value by all appropriate means, in addition to achieving suitable financial results, including but not limited to subjective criteria such as:

(a)	Achievement of budgeted operating EBITDA;

(b)	Control of corporate overhead expenses;

(c)	Implementation of continued financial controls over the specialty pharmacy segment;

(d)	Improvement of the Company’s under-performing assets;

(e)	Achieving the “Meaningful Use” criteria (under applicable law and regulations);

(f)	Formulation of a succession plan for the Company’s executive officers;

(g)	Management development;

(h)	The payoff or refinancing of the Company’s senior debt;

(i)	Evaluation of strategic transaction opportunities; and

(j)	Improvement in the Company’s common share price;

Management fully achieved discretionary criteria (a), (b), (c), (e), (g) and (i) to the extent expected by the committee and partially achieved criteria (d) and (f), but did not achieve criteria (h) and (j). The compensation committee award bonuses under the 2011 executive bonus plan to the named executive officers for fiscal year 2011.

The following table sets forth, for each named executive officer, information regarding each incentive award for the year ended June 30, 2011:

Short-Term Incentive Plan Participant (Name and Position)	Award Percentage Subject to Objective/ Subjective Criteria (%)(1)	Target Incentive Award as a Percentage of Base Salary (%)	Actual Annual Incentive Award ($)	Actual Annual Incentive Award as a Percentage of Target (%)	Actual Incentive Award as a Percentage of 2011 Base Salary (%)
Robert M. Thornton, Jr., Director, Chairman of the Board of Directors, President and Chief Executive Officer	0/100	N/A	25,000	0	8

Mark J. Stockslager, Chief Financial Officer and Principal Accounting Officer	0/100	N/A	10,000	0	6

A. Ronald Turner, Chief Operating Officer	0/100	N/A	7,500	0	3

Byron D. Finn, President, SunLink ScriptsRx, LLC	0/100	N/A	0	0	0

Harry R. Alvis,* Former Chief Operating Officer	0/100	N/A	0	0	0

George D. Shaunnessy,* Former President, SunLink ScriptsRx, LLC	0/100	N/A	0	0	0

Jack M. Spurr, Jr., Vice President, Hospital Financial Operations	0/100	N/A	7,500	0	4

*	Messrs. Alvis and Shaunnessy are no longer employed by the company as of December 31, 2010 and October 30, 2010, respectively.

(1)	Under the Executive Bonus Plan for fiscal year 2011, the bonus opportunity for such year was based 100% on certain un-weighted discretionary criteria.

Long-Term Incentives. While base salary and short-term incentives are primarily designed to compensate current and past performance, the primary goal of the long-term incentive compensation program is to directly link management compensation with the long-term interests of the shareholders through the award of equity based compensation. Historically, the compensation committee has not utilized any percentage or relative measure of valuation to establish any relationship or allocation between equity-based and non-equity-based compensation. At June 30, 2011, the Company had available 614,676 shares available for future issuance under its 2005 Equity Incentive Plan.

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Types Of Equity Awards And Criteria For Award Type Selection. The Company historically used stock options to align executive officer’s interests with those of our shareholders. Options are intended to provide strong incentives for superior long-term performance. In the future, the compensation committee may, at its discretion and subject to availability under the plan, grant awards to executive officers through this plan.

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Criteria For Award Amounts. In considering whether to grant equity incentives for fiscal year 2011, the committee looked at the availability of shares under the plan and made limited awards in such year. When shares have been available for issuance under the Company’s equity plans, the committee historically has looked at a variety of factors, with no formal weighting assigned to any single factor or group of factors. In determining the size of equity awards, the committee assesses the current value of previous awards; however, it has not historically given any weight to accumulated wealth in evaluating whether future awards are merited. The committee also evaluated equity incentive awards made by our competitors (both individually and as part of a comparative compensation analysis), historical levels of the Company’s equity incentives, the extent to which value under the award was subject to risk, whether the award vehicle has intrinsic value and the need to motivate and retain persons eligible to participate under the Company’s plans. The committee may also consider the prospects for equity appreciation in light of depressed equity valuations, the current macroeconomic environment, and the prospects for economic recession or growth in the United States, in general, and the healthcare industry in particular.

Vesting And Holding Periods For Equity Incentive Compensation. Grants of stock options are exercisable at such times and subject to such terms and conditions as the committee may, in its sole discretion, specify in the applicable award agreement. However, as a means to encourage long-term thinking and encourage continued employment with us, the Company’s equity awards historically have been subject to a multi-year vesting period. The committee anticipates that future awards will be subject to multi-year vesting, most likely over three year periods; vesting and holding periods also may be examined as part of a future compensation review. Currently, the Company does not impose minimum equity ownership requirements for equity compensation awarded to its executive officers, nor does it require any continued ownership of the securities issued pursuant to such awards after vesting. Historically, the Company’s executive officers have held substantially all shares acquired by the exercise of options, although there can be no assurance that they will continue to do so in the future. Because there is no mandatory holding policy, executive officers may sell shares issuable upon the exercise of options for any reason, including paying tax liabilities and persons who cease to be executive officers may elect to sell some or all of their holdings.

In considering whether to grant equity incentives for fiscal year 2011, the compensation committee looked at a variety of factors, with no formal weighting assigned to any single factor or group of factors. In determining to not make, any awards for such period the compensation committee focused on the Company’s recent financial and operational performance and the discretionary criteria evaluated in connection with the short term incentive plan.

Other Benefits

All of the Company’s executives are eligible to participate in the Company’s health care, insurance and other welfare and employee benefit programs, which generally are the same for all eligible employees, including SunLink’s executive officers.

401(k) savings plan. SunLink offers tax advantaged savings benefits to its employees through an employee-funded 401(k) savings plan with an annual discretionary company “match” as determined by SunLink’s board of directors. The 401(k) savings plan provides a long-term savings vehicle that allows for pretax contributions by an employee and tax-deferred earnings. Employees may generally contribute up to 100% of eligible annual pay to the 401(k) savings plan, not to exceed the annual IRS limit (generally $16,500 for 2010). Employees attaining at least 50 years of age by the end of 2010 were eligible to make 401(k) catch-up contributions to a maximum of $5,500. Employees direct their own investments in the 401(k) savings plan. The benefits under such tax-qualified savings plans for SunLink’s executive officers are the same as those available for other eligible employees. Individual participant balances reflect a combination of: (1) a differing annual amount contributed by the company or the employee; (2) the annual contributions and/or deferred amounts being invested at the discretion of the employee (the same investment choices are available to all participants); and (3), as in (2), the continuing reinvestment of the investment returns until the accounts are paid out. This means that similarly situated employees, including SunLink’s executive officers, may have materially different account balances because of a combination of factors: the number of years that the person has participated in the plan; the amount of money contributed or compensation deferred at the election of the participant from year to year; and the investments chosen by the participant. The 401(k) savings plan does not promise any guaranteed minimum returns or above-market returns; the investment returns are dependent upon actual investment results. Accordingly, when determining annual compensation for executive officers, the compensation committee does not consider the individuals’ retirement plan balances and payout projections.

Equity Award Timing

Our current policy with respect to equity awards to key employees, including our executive officers (but excluding grants to newly hired employees), is that equity awards occur at the time of the compensation committee meeting to be effective as of a specified date no sooner than 48 hours after earnings are released.

Use Of Employment And Severance Agreements

In the past, the committee has determined that competitive considerations merited the use of employment contracts or severance agreements for certain members of senior management. Currently, Messrs. Thornton and Turner are employed pursuant to employment contracts, while Messrs. Stockslager, Finn, and Spurr are employed pursuant to employment letters. Messrs. Thornton’s and Turner’s agreements and Messrs. Stockslager’s and Finn’s letters include severance benefits. The Company’s severance benefits take effect in connection with severance other than for death, disability or cause. Additionally Messrs. Thornton, Turner, Stockslager and Finn are entitled to severance benefits in connection with a “change in control”. We have designed these severance benefits to help keep employees focused on their jobs, especially during the uncertainty that accompanies a change in control, to preserve benefits after a change in control transaction, and to help us attract and retain key talent. Compensation criteria for officers employed pursuant to employment agreements with severance benefits may be more difficult to adjust on an annual basis. For more information on employment or severance contracts please refer to Employment Contracts, Termination Of Employment And Change-In-Control Arrangements beginning on page 34 of these proxy materials.

Change In Control Compensation

Provisions for additional or continued compensation in connection with a change in control of the Company are located in two areas: (1) specifically in the Company’s employment agreements and employment letters as discussed above; (2) and, more generally, in the Company’s equity incentive plans and/or award agreements thereunder, whereby the committee administering such plans and awards has the power to accelerate the vesting of such awards upon a change in control or where such plans or awards provide for automatic vesting in the event of such change, whether merely upon the occurrence of such event or upon the occurrence of such event and an adverse occurrence for the participant, such as termination of employment.

The change in control provisions set forth in the Company’s employment agreements employ several approaches to cause a triggering event. Change in control benefits are payable in the ordinary course upon the occurrence of the event. Payment of benefits is not restricted only to situations involving the involuntary termination of the officer afforded such change in control protection. Instead, benefits are payable not only in the case of involuntary terminations but also where the executive, in connection with or within one year of the transaction, elects to terminate his employment. The committee believes this approach helps to ensure the continued availability of the services of the executive during the times of uncertainty inherent with any change in control, including especially in the immediate post-event period under new ownership and/or management, while at the same time limiting windfall benefits by making the benefits payable only after a termination of employment. By providing post-event coverage, the executive is encouraged to remain in the employ of the Company without the need to be concerned about a post-event restructuring which may result in a material diminishment of the executive’s duties or post-event management or ownership changes with respect to which the executive may have concerns or reservations.

The definition of change in control is intended to be broad in scope and to capture most, if not all, of the scenarios where an actual change in control has occurred. Automatic vesting under the terms of our equity compensation plans, if any, is based on the committee’s belief as to market practices at the time of award and recognition that the value of equity compensation can be radically affected by a change in control, whether or not existing management is retained.

In connection with providing severance benefits to the Company’s other executive officers, the committee has evaluated, and expects to continue to examine, the amounts which could be realized by persons granted such rights upon a change in control.

Internal Equity

Internal equity has generally been evaluated based on a subjective assessment of the relative contributions of the members of the management team. For the year ended June 30, 2011, the committee did not undertake any formal audit or similar analysis of compensation equity with respect to Mr. Thornton relative to the other members of the management team or with respect to the management team relative to the Company’s employees generally. However, the committee believes that the relative difference between the compensation of the Company’s chairman and chief executive officer and the compensation of the Company’s other executives is not inconsistent with the differences found in the healthcare industry group and the market for executive level personnel for similarly sized public companies.

Wealth Accumulation

The compensation committee does not engage in a specific process which attempts to justify compensation levels based on wealth accumulation. The committee does not analyze proposed annual compensation for any individual versus the accrued wealth of such individual, or the accrued wealth of persons with similar job titles at other companies. The committee believes that no such meaningful analysis can be performed due to, among other things, disparate actual duties versus job titles, different employment histories, different life experiences or needs or social inequalities. As previously noted, the committee does evaluate from time to time whether compensation levels are consistent with the Company’s goal of being a leading provider of healthcare services in selected markets and maintaining or attracting superior executive talent appropriate to such goal.

Recapture And Forfeiture Policies

Historically the Company has not had formal policies with respect to the adjustment or recapture of performance-based awards where the financial measures on which such awards are based, or to be based, are adjusted for changes in reported results such as, but not limited to, instances where the Company’s financial statements are restated. The committee does not believe that repayment generally should be required where the plan participant has acted in good faith and the errors are not attributable to the participants’ gross negligence or willful misconduct. However, the committee has in the past and may in the future take such errors into account, including whether the conduct was negligent or without fault, in setting and awarding current or future compensation, including discretionary compensation. The committee believes the Company has or will have available negotiated or legal remedies in many situations. Furthermore, the committee may elect to take into account factors such as the timing and amount of any financial restatement or adjustment, the amounts of benefits received and the clarity of accounting requirements leading to any restatement in fixing of current or future compensation of the responsible officer or officers.

Deductibility Of Compensation And Related Tax Considerations

As one of the factors in its review of compensation matters, the committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits.

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Section 162(m). Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s four most highly compensated executive officers, other than the chief executive officer. However, “performance-based” compensation is not subject to the $1 million deduction limit. In general, to qualify as performance-based compensation, the following requirements must be satisfied: (i) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors”; (ii) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum amount which may be paid to any participant pursuant to any award with respect to any performance period, are approved by a majority of the corporation’s shareholders; and (iii) the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made.

Although the Company’s stock option plans generally have been structured with the goal of complying with the requirements of Section 162(m), and the compensation committee believes stock options awarded thereunder should qualify as “performance-based” compensation exempt from limitations on deductibility under Section 162(m), the deductibility of any compensation has not been a condition to any compensation decision. Based on current compensation levels, the Company does not expect its ability to deduct executive compensation to be limited by operation of Section 162(m).

In a 2008 Revenue Ruling, the IRS announced a significant shift in its interpretation of Section 162(m) relating to the performance-based compensation exception to the $1 million dollar limitation on tax deductible compensation paid by publicly held companies. The regulations under Section 162(m) specifically allow payment of performance-based compensation upon death, disability, or a change of control. Using the reasoning that it was analogous to death, disability or a change of control, the IRS had concluded in previous private letter rulings that performance-based payments made as a result of involuntary terminations by the employer without cause or by the executive for good reason did not fail to qualify as Section 162(m) performance-based compensation. This meant that the performance-based payment was still deductible under Section 162(m), even though the performance goal had not been met at the time of payment for these types of events (e.g. a payment at target upon termination for good reason). However, according to the new Revenue Ruling, this rationale is no longer being used by the IRS in analyzing performance-based compensation.

The new Revenue Ruling 2008-13 published in February 2008 states that if performance-based pay could become due under a plan or agreement upon a termination without cause, for good reason, or as a result of voluntary retirement, and would be payable regardless of whether performance-based goals are met, then any payment from such plan or agreement will not qualify as Section 162(m) performance-based compensation and will not be eligible for exclusion from the Section 162(m) $1 million compensation limit. The ruling applies to performance periods beginning after January 1, 2009, and compensation arrangements entered into, renewed or extended after February 21, 2008.

Under the Company’s executive benefits agreement, certain terminations following a change of control give rise to a payment obligation based on the amount of the officer’s salary and prior bonus amounts.

Because such payment is not provided for under the executive incentive compensation plan and is not based on amounts for which the executive is eligible in the current year, the Company believes that such payment will not result in any disqualification of the executive incentive compensation plan, whose performance-based cash compensation payments will continue to be excluded from compensation for purposes of calculating whether or not the $1 million deductibility limit has been achieved.

Due to interpretations and changes in the tax laws, some types of compensation payments and their deductibility depend on the timing of an executive’s vesting or exercise of previously granted rights and other factors beyond the compensation committee’s control which could affect the deductibility of compensation.

The compensation committee will continue to consider the impact of Section 162(m) when designing compensation programs, and in making compensation decisions affecting the Company’s Section 162(m) covered executives, if any. The committee expects the majority of future stock awards will be excludable from the Section 162(m) $1 million limitation on deductibility, other than in the case of certain specified events including a change in control, since vesting of any such awards will likely be tied to performance-based criteria, or be part of compensation packages which are less than $1 million. Nonetheless, the compensation committee believes that in certain circumstances factors other than tax deductibility are more important in determining the forms and levels of executive compensation most appropriate and in the best interests of the Company and its shareholders. Accordingly, the Committee may award compensation in excess of the deductibility limit, with or without requiring a detailed analysis of the estimated tax cost of non-deductible awards to the Company. Given the dynamic and rapidly changing healthcare industry and SunLink’s business, as well as the competitive market for outstanding leadership talent, the compensation committee believes it is important to retain the flexibility to design compensation programs consistent with its compensation philosophy for the Company, even if some executive compensation is not fully deductible.

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Section 280G. Code Section 280G generally denies a deduction for a significant portion of certain compensatory payments made to corporate officers, certain shareholders and certain highly-compensated employees if the payments are contingent on a change in control of the employer and the aggregate amounts of the payments to the relevant individual exceed a specified relationship to that individual’s average compensation from the employer over the preceding five years. In addition, Code Section 4999 imposes on that individual a 20% excise tax on the same portion of the payments received for which the employer is denied a deduction under Section 280G. In determining whether to approve an obligation to make payments for which Section 280G would deny the Company a deduction or whether to approve an obligation to indemnify (or “gross-up”) an executive against the effects of the Section 4999 excise tax, the committee has adopted an approach similar to that described above with respect to payments which may be subject to the deduction limitations of Section 162(m).

Duration Of Benefits

The duration of benefits for our executive officers is based on a variety of factors including the purpose of the benefit, historical expectations, competitive factors and the cost of providing the benefit. Historically, we have provided no lifetime benefits.

Chief Executive Officer Compensation

Except as noted, the compensation policies described in this report apply equally to the compensation of the Chief Executive Officer.

Committee Conclusions

Attracting and retaining talented and motivated management and employees is essential to create long-term shareholder value. Offering a competitive, performance-based compensation program helps to achieve this objective by aligning the interests of the Company’s executive officers with those of shareholders. The committee believes that SunLink’s 2011 compensation program met these objectives. Likewise, based on our review, the committee finds the total compensation (and, in the case of the severance and change-in-control scenarios, the potential payouts) to the Company’s named executive officers in the aggregate to be reasonable and not excessive.

Compensation Committee And Management Reviews And Authorization

The compensation committee has reviewed the above Compensation Disclosure and Analysis with the Company’s Chief Executive Officer and Chief Financial Officer. Based on a review of this Compensation Disclosure and Analysis and discussion between the compensation committee and the Company’s Chief Executive Officer and Chief Financial Officer, the compensation committee has recommended the board include the Compensation Disclosure and Analysis in this proxy statement.

Authorization

This report has been submitted by the compensation committee:

Gene E. Burleson (Chairperson)	Dr. Steven J. Baileys	Karen B. Brenner

Other Executive Compensation Information

The following sections of this Proxy Statement set forth compensation information relating to the Chief Executive Officer, Chief Financial Officer and the three most highly compensated executive officers of the Company, other than the Chief Executive Officer and Chief Financial Officer whose compensation exceeds $100,000 per year (if any) (collectively, the “named executive officers”), for the fiscal year ended June 30, 2011. This section also includes information related to two former employees of the Company (Messrs. Alvis and Shaunnessy) who would have been named executive officers of the Company, and included in the discussions that follow, had they been employed by the Company on June 30, 2011.

The following table shows the compensation awarded or paid by SunLink for services rendered for the fiscal years ended June 30, 2011, 2010 and 2009 to the named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)		Total ($)
Robert M. Thornton, Jr. Chairman, President and Chief Executive Officer	2011 2010 2009	330,000 330,000 339,063		25,000 — —	— — —	— — —		— — —	— — —	7,742 9,437 11,100	(3) (4) (5)	362,742 339,437 350,163

Mark J. Stockslager Chief Financial Officer and Principal Accounting Officer	2011 2010 2009	173,250 173,250 173,250		10,000 — —	— — —	— — —		— — —	— — —	9,629 10,974 11,407	(6) (7) (8)	192,879 184,224 184,657

A. Ron Turner(9) Chief Operating Officer	2011 2010 2009	157,500 — —		7,500 — —	— — —	— — —		— — —	— — —	537 — —	(10)	165,537 — —

Byron D. Finn(11) President, SunLink ScriptsRx, LLC	2011 2010 2009	150,000 — —		— — —	— — —	— — —		— — —	— — —	2,055 — —	(12)	152,055 — —

Harry R. Alvis* Former Chief Operating Officer	2011 2010 2009	187,575 250,100 250,100	(13)	— — —	— — —	— — —		— — —	— — —	6,244 9,437 10,230	(14) (15) (16)	193,819 259,537 260,330

George D. Shaunnessy* Former President, SunLink ScriptsRx, LLC	2011 2010 2009	231,167 285,000 285,000	(17)	— — —	— — —	— — —		— — —	— — —	3,280 7,710 6,953	(18) (19) (20)	234,446 292,710 291,953

Jack M. Spurr, Jr. Vice President, Hospital Financial Operations	2011 2010 2009	171,258 171,258 166,675		7,500 — —	— — —	— — 5,020	(23)	— — —	— — —	9,665 11,128 9,892	(21) (22) (24)	188,423 182,386 181,587

*	Messrs. Alvis and Shaunnessy are no longer employed by the Company as of December 31, 2010 and October 30, 2010, respectively.

(1)

As disclosed in Note 2 of Notes to Consolidated Financial Statements in the Company’s Form 10-K for 2011, the Company records share-based compensation expense for share options issued in accordance with the Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) 718-10, Compensation—Stock Compensation (“ASC 718-10”). The fair value of the share options is estimated using the Black-Scholes option pricing model and the compensation expense is recognized for financial reporting purposes in the periods in which the share options vest. However, for purposes herein, the total fair value of the share options is presented.

(2)

All other compensation consists solely of life, medical, dental and long-term disability insurance premiums paid above those premiums which are generally paid for all employees and 401k contributions made by the Company. On January 1, 2011 the company discontinued long-term disability as a company paid benefit.

(3)	Includes $358 life, $1,470 long-term disability, $124 dental and the remainder in medical insurance premium payments.

(4)	Includes $420 life, $244 dental, $2,940 long-term disability and the remainder in medical insurance premium payments.

(5)	Includes $420 life, $223 dental, $2,704 long-term disability and $4,993 medical insurance premium payments and the remainder is a 401k matching contribution.

(6)	Includes $367 life, $1,074 long-term disability, $202 dental and the remainder in medical insurance premium payments.

(7)	Includes $420 life, $397 dental, $2,148 long-term disability and the remainder in medical insurance premium payments.

(8)	Includes $420 life, $353 dental, $1,718 long-term disability and $6,876 medical insurance premium payments and the remainder is a 401k matching contribution.

(9)	Mr. Turner was not with the Company during fiscal 2009 and 2010. Mr. Turner joined the Company on November 30, 2010.

(10)	Includes $90 in life insurance premium payments and the remainder in medical insurance premium payments.

(11)	Mr. Finn was not employed with the Company during fiscal 2009 and 2010. Mr. Finn joined the Company on October 1, 2010.

(12)	Includes $116 in life insurance premium payments and the remainder in medical insurance premium payments.

(13)	Includes $104,208 in severance pay.

(14)	Includes $267 in life insurance premium payments, $1,470 in long-term disability premium payments, $124 in dental insurance premium payments and the remainder in medical insurance premium payments.

(15)	Includes $420 life, $244 dental, $2,940 long-term disability and the remainder in medical insurance premium payments.

(16)	Includes $420 life, $223 dental, $2,704 long-term disability and $4,993 medical insurance premium payments and the remainder is a 401k matching contribution.

(17)	Includes $159,917 in severance pay.

(18)	Includes $116 in life insurance premium payments, $980 in long-term disability premium payments, $99 in dental insurance premium payments and the remainder in medical insurance premium payments.

(19)	Includes $395 life, $292 dental, $2,940 long-term disability and the remainder in medical insurance premium payments.

(20)	Includes $395 life, $254 dental, $2,704 long-term disability and the remainder in medical insurance premium payments.

(21)	Includes $218 in life insurance premium payments, $1,259 in long-term disability premium payments, $202 in dental insurance premium payments and the remainder in medical insurance premium payments.

(22)	Includes $205 life, $397 dental, $2,517 long-term disability and the remainder in medical insurance premium payments.

(23)

Mr. Spurr was awarded 2,000 options to purchase Company stock at $2.51 per share. Such options vested one-third on September 22, 2009, one-third on September 22, 2010 and one-third on September 22, 2011.

(24)	Includes $198 life, $353 dental, $2,315 long-term disability and $6,876 medical insurance premium payments and the remainder is a 401k matching contribution.

Grants Of Plan-Based Awards In Last Fiscal Year

The Company did not make any plan based awards in fiscal year 2011 to the named executive officers.

Outstanding Equity Awards At Fiscal Year-End

The following table provides information with respect to common shares that may be issued upon the exercise of options and other awards under the Company’s existing equity compensation plans as of June 30, 2011.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)(1)	Number of Securities Underlying Unexercised Options (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Unexsercised Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Exercisable	Unexercisable(2)
Jack M. Spurr, Jr.	6,250	—	—	$2.50	06/26/2012	0	—	—	—
	1332	668	—	$2.51	09/22/2018	0	—	—	—

(1)	Includes each grant of both exercisable and unexercisable options under the Company’s 2001 Long-Term Stock Option Plan and the 2005 Equity Incentive Plan.

(2)

The identity of the named executive officers holding unvested securities as of the date of this table, the vesting date for such securities and the number of securities vesting on the applicable date is as follows:

Officer	Vesting Date	Shares Vesting
Jack M. Spurr, Jr.	09/22/2011	668

Options Exercised and Stock Vested

The following table provides information with respect to common shares which were issued pursuant to the exercise of options or which were shares of restricted stock that vested, in each case between July 1, 2010 and June 30, 2011 for the named executive officers:

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Robert M. Thornton, Jr.	0	0	N/A	N/A
Mark J. Stockslager	0	0	N/A	N/A
A. Ronald Turner	0	0	N/A	N/A
Byron D. Finn	0	0	N/A	N/A
Harry R. Alvis*	0	0	N/A	N/A
George D. Shaunnessy*	0	0	N/A	N/A
Jack M. Spurr, Jr.	0	0	N/A	N/A

*	Messrs. Alvis and Shaunnessy are no longer employed by the Company as of December 31, 2010 and October 30, 2010, respectively.

(1)	We compute this value, if any, on the spread between the exercise price and the closing price of our common shares on NYSE Amex at exercise.

Long-Term Incentive Plan Awards

The Company did not grant awards to named executive officers during the fiscal year 2011 as disclosed in the Grants Of Plan-Based Awards In Last Fiscal Year on page 32.

Pension Plan Benefits

Effective February 28, 1997, SunLink amended its domestic retirement plan to freeze participant benefits and close the plan to new participants. Accordingly, compensation earned after February 28, 1997 is not used in determining a participant’s accrued benefit. Mr. Thornton and Mr. Stockslager are participants in the plan. The estimated monthly benefits to be received by them at age 65 are $159.94 and $601.24, respectively.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Robert M. Thornton, Jr.	KRUG International Corp. Retirement Plan	2	20,406	0
Mark J. Stockslager	KRUG International Corp. Retirement Plan	8	38,055	0
A. Ronald Turner	N/A	N/A	N/A	N/A
Byron D. Finn	N/A	N/A	N/A	N/A
Harry R. Alvis*	N/A	N/A	N/A	N/A
George D. Shaunnessy*	N/A	N/A	N/A	N/A
Jack M. Spurr, Jr.	N/A	N/A	N/A	N/A

*	Messrs. Alvis and Shaunnessy are no longer employed by the Company as of December 31, 2010 and October 30, 2010, respectively.

Nonqualified Deferred Compensation

The Company does not generally offer nonqualified deferred compensation to its officers, and none of its named executive officers currently participate or have participated in any nonqualified deferred compensation plan during the past fiscal year.

Employment Contracts, Termination Of Employment And Change-In-Control Arrangements

Employment Agreements

Robert M. Thornton, Jr. Mr. Thornton, Chairman, President and Chief Executive Officer, is currently employed by the Company under the terms of an employment agreement effective July 1, 2005, as amended to date, for a term ending December 30, 2011. Absent notice, the contract provides for automatic renewal at the end of its then current term for a period of eighteen months. Mr. Thornton’s current employment agreement provides for a base salary at a rate of not less than $335,000 per annum plus any increases that may be granted at least annually by the Company. Mr. Thornton’s current salary is $359,700. Mr. Thornton is eligible to participate in the Company’s employee equity compensation plans if equity is available thereunder and if the compensation committee decides to grant him additional equity compensation. Under his employment agreement, Mr. Thornton is also eligible to receive an annual bonus of up to sixty percent of his annual base salary if certain criteria established by the compensation committee (in consultation with him) are met. Mr. Thornton is eligible to participate in the Company’s medical, dental, life, and disability programs.

Mr. Thornton’s employment agreement also provides for severance payments in the event Mr. Thornton ceases to be employed by the Company. If Mr. Thornton is terminated for death, disability or cause, he is entitled to the accrued compensation under his employment agreement, including a pro rata share of any annual bonus. If Mr. Thornton is terminated other than for death, disability or cause, he is entitled to receive severance payments equal to thirty months of his then current salary, a pro rata portion of any annual bonus for which goals have been proportionately met, and continuation of certain benefits for and during the thirty months following termination.

Mark J. Stockslager. Mr. Stockslager, Chief Financial Officer, is currently employed by the Company under the terms of an employment letter effective January 1, 2001. Mr. Stockslager’s current employment letter provides for a salary of at least $7,333 per month or $88,000 on an annualized basis, which will be reevaluated at least annually to determine if any adjustments should be made. Currently, Mr. Stockslager’s salary is $15,215 per month or $182,585 on an annualized basis. Additionally, Mr. Stockslager is also eligible to receive an annual bonus of up to forty percent of his annual base salary if certain criteria established by the compensation committee are met. Mr. Stockslager is eligible to participate in the Company’s employee equity compensation plans, as well as the Company’s medical, dental, life and disability programs. If Mr. Stockslager is terminated, other than for cause, as determined by the board of directors in its sole discretion, he is entitled to severance pay by continuation of his base salary for nine months.

A. Ronald Turner. Mr. Turner, Chief Operating Officer, is currently engaged by the Company as an independent contractor under the terms of a management services agreement with Centric Management Services Co., LLC (“CMS”), effective November 15, 2010. The agreement provides that CMS, through the full-time and exclusive services of its principal, Mr. Turner, shall have responsibility for the operational performance of the Company’s hospitals and affiliated entities, as well as such other responsibilities as are requested by the Company’s Chief Executive Officer or board of directors. Mr. Turner has unconditionally guaranteed the obligations of CMS. The agreement is for an initial term ending November 15, 2013 and will automatically renew for additional one year periods absent prior written notice of its termination. During the term of the agreement, CMS is obligated to provide its management services exclusively to the Company.

The management services agreement provides that CMS, and hence Mr. Turner, are to receive a management fee of $21,000 per month or $252,000 on an annualized basis. However, the management fee was reevaluated and the current monthly management fee is $21,630 per month or $259,560.00 annually. Additionally, CMS, and hence Mr. Turner, are eligible to receive additional fees of up to sixty percent of the annual management fee if certain criteria established by the compensation committee are met. If CMS, and hence Mr. Turner, are terminated other than for cause, CMS, and hence Mr. Turner, are eligible to receive a termination fee equal to six months of management fees.

Byron D. Finn. Mr. Finn, President, SunLink ScriptsRx, LLC is currently employed by the Company under the terms of an employment letter effective September 30, 2010. Mr. Finn’s current employment letter provides for a salary of $16,667 per month or $200,000 on an annualized basis, which will be reevaluated at least annually to determine if any adjustments should be made. Additionally, Mr. Finn is eligible to receive an annual bonus of up to sixty percent of his annual base salary if certain criteria established by the compensation committee are met. Mr. Finn is eligible to participate in the Company’s employee equity compensation plans, as well as the Company’s medical, dental, life and disability programs. If Mr. Finn is terminated, other than for cause, Mr. Finn will be entitled to receive severance pay by continuation of his base salary for six months.

Jack M. Spurr, Jr. Mr. Spurr, Vice President, Hospital Financial Operations, is currently employed by the Company under the terms of an employment letter effective October 1, 2002. Mr. Spurr’s current employment letter provides for a salary of at least $8,333 per month or $100,000 on an annualized basis, which will be reevaluated at least annually to determine if any adjustments should be made. Currently, Mr. Spurr’s salary is $15,128 per month or $181,533 on an annualized basis. Additionally, Mr. Spurr is eligible to receive an annual bonus of up to forty percent of his base salary if certain criteria established by the compensation committee are met. Mr. Spurr is eligible to participate in the Company’s employee equity compensation plans, as well as the Company’s medical, dental, life and disability programs.

Change In Control Arrangements

With regard to the employment agreements with Mr. Thornton, Mr. Stockslager and Mr. Finn, a “change in control” will be deemed to have occurred in the event that any of the following events shall have occurred (with defined terms, not otherwise defined herein, having the meanings associated with them in the employment agreements):

•

Any Person, or Persons acting together that would constitute a “group,” together with any Affiliates or Related Persons thereof (other than any employee stock ownership plan), beneficially owns 40% or more of the total voting power of all classes of Voting Stock of the Company, except an acquisition by (i) an employee benefit plan maintained by the Company or another corporation controlled directly or indirectly by the Company; (ii) the Company or any Subsidiary; (iii) Executive or any Person controlled by an Executive, under common control with Executive or acting in concert with Executive; or (iv) any Person in connection with a non-control transaction;

•

The individuals who, as of the date of the agreement, are members of the board (the “incumbent board”) cease for any reason to constitute at least two-thirds of the board; provided, however, that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least two-thirds of the incumbent board, such new director shall, for purposes of change in control, be considered as a member of the incumbent board; provided, further, however, that no individual shall be considered a member of the incumbent board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the board (a “proxy contest”) including by reason of any agreement intended to avoid or settle any Election Contest or proxy contest;

•	Approval by shareholders of SunLink of a merger, consolidation or reorganization involving the Company, unless

•

the shareholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least two-thirds of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “surviving corporation”) in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation or reorganization, and

•

the individuals who were members of the incumbent board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the surviving corporation; or

•

If the executive’s employment is terminated prior to a change in control and the executive reasonably demonstrates that such termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a change-in-control and who effectuates a change in control (a “third party”) or (B) otherwise occurred in connection with, or in anticipation of, a change-in-control which actually occurs, then for all purposes, the date of a change in control with respect to the executive shall mean the date immediately prior to the date of such termination of the executive’s employment.

Upon a change in control, if Mr. Thornton’s employment is thereafter terminated for any reason other than cause or if he terminates his employment within one (1) year of the change in control, he is entitled to (a) thirty months of base pay, to be paid in accordance with the Company’s payroll practices; (b) accrued compensation, including a pro rata portion of any annual bonus for which goals have been proportionately met; (c) health and certain ancillary benefits for twenty four months following termination; and (d) full vesting of any then unvested stock options.

Upon a change in control, if Mr. Stockslager’s employment is thereafter terminated for any reason other than cause or if he terminates his employment within one (1) year of the change-in-control, he is entitled to twelve months of base pay, to be paid in accordance with the Company’s payroll practices.

Upon a change in control, if Mr. Finn’s employment is terminated for 90 days thereafter for any reason other than death, disability or cause, he is entitled to six months of base pay, to be paid in accordance with the Company’s payroll practices.

With regard to the engagement of CMS, and hence Mr. Turner, a “change in effective control” will be deemed to have occurred in the event that any of the following events shall have occurred (with defined terms, not otherwise defined herein, having the meanings associated with them in the management services agreement):

•

Any Person, entity or group of Persons and/or entities acting in concert during the 12-month period ending on the date of the most recent acquisition by such Person, entity or group of Persons and/or entities acquires ownership of stock of the Company possessing 50% or more of the total voting power of all classes of Voting Stock of the Company;

•

A majority of members of the board of directors of the Company are replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board prior to the date of the appointment or election;

•

All or substantially all of the consolidated assets of the Company are sold or transferred to any Person, entity or group of Persons and/or entities, except a sale or transfer to a subsidiary or to one or more members of the current management of the Company (or to an entity controlled by such a member or members).

With regard to the agreement with CMS, and hence Mr. Turner, a “change in ownership” will be deemed to have occurred in the event that any Person acquires ownership of the stock of the Company that, together with stock already held by such Person, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company. If any Person is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same Person is not considered to cause an additional change in ownership or effective control of the Company.

Upon a change in ownership or effective control, if the Company’s engagement of CMS, and hence Mr. Turner, is terminated within 90 days thereafter for any reason other than cause, CMS, and hence Mr. Turner, are entitled to severance payments equal to six months of the base compensation under the management services agreement to be paid during subsequent monthly periods.

The following table sets forth certain potential benefits which would have been realized in connection with a change in control and termination of employment for the Company’s principal executive officer, principal financial officer and three other most highly compensated executive officers for fiscal 2011 assuming the change in control and termination occurred as of the last day of the most recently completed fiscal year.

Name and Principal Position	Continued Base Salary(1) $	Lump Sum Salary Bonus and Incentive Compensation Payment(2) $	Value of Health and Insurance Benefits(3) $	Value of Accelerated Equity Awards(4) $	Total Termination Benefits $
Robert M. Thornton, Jr. Chairman, President and Chief Executive Officer	825,000	25,000	27,886	0	877,886

Mark J. Stockslager Chief Financial Officer and Principal Accounting Officer	173,250	N/A	N/A	N/A	173,250

A. Ronald Turner Chief Operating Officer	126,000	N/A	N/A	N/A	126,000

Byron D. Finn President, SunLink ScriptsRx, LLC	100,000	N/A	N/A	N/A	100,000

Jack M. Spurr, Jr. Vice President, Hospital Financial Operations	N/A	N/A	N/A	N/A	N/A

(1)	The continued base salary benefit is to be paid in accordance with the Company’s regularly scheduled pay periods over the applicable benefits period.

(2)

Calculated as a pro rata portion of any annual bonus for which goals have been proportionately met prior to termination and without regard to any requirement to be employed on payment date. Such payment shall be made after an audit of annual results in accordance with the applicable plan.

(3)

Calculated based on the lesser of aggregate premiums amounts payable and assuming the exercise of all rights of the covered individual under COBRA plus supplemental life insurance, without adjustment for inflation, multiplied by the assumed actuarial lives of the persons provided benefits or the maximum benefit period if shorter.

(4)

Calculated based on the sum of the number of accelerated option awards multiplied by the positive difference, if any, between the exercise price of such option and the market price of the Company’s common stock at June 30, 2011. All acceleratable options had an exercise price in excess of the market value of the Company’s common shares at June 30, 2011.

The following table sets forth certain potential benefits which would have been realized in connection with a termination of employment due to disability for the Company’s principal executive officer, principal financial officer and three other most highly compensated executive officers for fiscal 2011 assuming the qualifying event and termination occurred as of the last day of the most recently completed fiscal year.

Name and Principal Position	Continued Base Salary $	Lump Sum Salary Bonus and Incentive Compensation Payment(1) $	Value of Health and Insurance Benefits $	Value of Accelerated Equity Awards $	Total Termination Benefits $
Robert M. Thornton, Jr. Chairman, President and Chief Executive Officer	N/A	25,000	N/A	N/A	25,000

Mark J. Stockslager Chief Financial Officer and Principal Accounting Officer	N/A	N/A	N/A	N/A	N/A

A. Ronald Turner Chief Operating Officer	N/A	N/A	N/A	N/A	N/A

Byron D. Finn President, SunLink ScriptsRx, LLC	N/A	N/A	N/A	N/A	N/A

Jack M. Spurr, Jr. Vice President, Hospital Financial Operations	N/A	N/A	N/A	N/A	N/A

(1)

Calculated as a pro rata portion of any annual bonus for which goals have been proportionately met prior to termination and without regard to any requirement to be employed on payment date. Such payment shall be made after an audit of annual results in accordance with the applicable plan.

The following table sets forth certain potential benefits which would have been realized in connection with a termination of employment due to death for the Company’s principal executive officer, principal financial officer and three other most highly compensated executive officers for fiscal 2011 assuming the qualifying event and termination occurred as of the last day of the most recently completed fiscal year.

Name and Principal Position	Continued Base Salary $	Lump Sum Salary Bonus and Incentive Compensation Payment(1) $	Value of Health and Insurance Benefits $	Value of Accelerated Equity Awards $	Total Termination Benefits $
Robert M. Thornton, Jr. Chairman, President and Chief Executive Officer	N/A	25,000	N/A	N/A	25,000

Mark J. Stockslager Chief Financial Officer and Principal Accounting Officer	N/A	N/A	N/A	N/A	N/A

A. Ronald Turner Chief Operating Officer	N/A	N/A	N/A	N/A	N/A

Byron D. Finn President, SunLink ScriptsRx, LLC	N/A	N/A	N/A	N/A	N/A

Jack M. Spurr, Jr. Vice President, Hospital Financial Operations	N/A	N/A	N/A	N/A	N/A

(1)

Calculated as a pro rata portion of any annual bonus for which goals have been proportionately met prior to termination and without regard to any requirement to be employed on payment date. Such payment shall be made after an audit of annual results in accordance with the applicable plan.

The following table sets forth certain potential benefits which would have been realized in connection with a termination of employment due to termination of employment for cause for the Company’s principal executive officer, principal financial officer and three other most highly compensated executive officers for fiscal 2011 assuming the termination occurred as of the last day of the most recently completed fiscal year.

Name and Principal Position	Continued Base Salary $	Lump Sum Salary Bonus and Incentive Compensation Payment(1) $	Value of Health and Insurance Benefits $	Value of Accelerated Equity Awards $	Total Termination Benefits $
Robert M. Thornton, Jr. Chairman, President and Chief Executive Officer	N/A	25,000	N/A	N/A	25,000

Mark J. Stockslager Chief Financial Officer and Principal Accounting Officer	N/A	N/A	N/A	N/A	N/A

A. Ronald Turner Chief Operating Officer	N/A	N/A	N/A	N/A	N/A

Byron D. Finn President, SunLink ScriptsRx, LLC	N/A	N/A	N/A	N/A	N/A

Jack M. Spurr, Jr. Vice President, Hospital Financial Operations	N/A	N/A	N/A	N/A	N/A

(1)

Calculated as a pro rata portion of any annual bonus for which goals have been proportionately met prior to termination and without regard to any requirement to be employed on payment date. Such payment shall be made after an audit of annual results in accordance with the applicable plan.

The following table sets forth certain potential benefits which would have been realized in connection with a termination of employment due to termination of employment without cause for the Company’s principal executive officer, principal financial officer and three other most highly compensated executive officers for fiscal 2011 assuming the termination occurred as of the last day of the most recently completed fiscal year.

Name and Principal Position	Continued Base Salary(1) $	Lump Sum Salary Bonus and Incentive Compensation Payment(2) $	Value of Health and Insurance Benefits(3) $	Value of Accelerated Equity Awards(4) $	Total Termination Benefits $
Robert M. Thornton, Jr. Chairman, President and Chief Executive Officer	825,000	25,000	34,857	0	884,857

Mark J. Stockslager Chief Financial Officer and Principal Accounting Officer	129,938	N/A	N/A	N/A	129,938

A. Ronald Turner Chief Operating Officer	126,000	N/A	N/A	N/A	126,000

Byron D. Finn President, SunLink ScriptsRx, LLC	100,000	N/A	N/A	N/A	100,000

Jack M. Spurr, Jr. Vice President, Hospital Financial Operations	N/A	N/A	N/A	N/A	N/A

(1)	The continued base salary benefit is to be paid in the ordinary course over the applicable period.

(2)

Calculated as a pro rata portion of any annual bonus for which goals have been proportionately met prior to termination and without regard to any requirement to be employed on payment date. Such payment shall be made after an audit of annual results in accordance with the applicable plan.

(3)

Calculated based on the lesser of aggregate premiums amounts payable and assuming the exercise of all rights of the covered individual under COBRA plus supplemental life insurance, without adjustment for inflation, multiplied by the assumed actuarial lives of the persons provided benefits or the maximum benefit period if shorter.

(4)

Calculated based on the sum of the number of accelerated option awards multiplied by the positive difference, if any, between the exercise price of such option and the market price of the Company’s common stock at June 30, 2011. All acceleratable options, if any, had an exercise price in excess of the market value of the Company’s common stock at June 30, 2011.

PROPOSAL 2 TO BE VOTED ON BY SHAREHOLDERS

Proposal 2–Approval of 2011 Director Stock Option Plan

The board of directors has unanimously approved the 2011 Director Stock Option Plan (the “2011 Plan”), subject to shareholder approval. The plan is intended to benefit the Company and its shareholders by linking the personal interests of its non-employee directors to the interests of the Company’s shareholders and by providing such persons with equity compensation for their services. The 2011 Plan is also intended to aid the Company in competing with other enterprises for the services of new non-employee directors needed to help insure continued success of the Company.

Summary of Material Provisions

The following is a summary of certain provisions of the 2011 Director Stock Option Plan. This summary is qualified by reference to the complete text of the 2011 Director Stock Option Plan, which is attached as Appendix A to this Proxy Statement and is incorporated herein by reference.

Administration and Eligibility

The compensation committee as designee of the board of directors will administer the 2011 Plan and have the authority, subject to the provisions of the 2011 Plan, to determine who will receive awards under the 2011 Plan and the terms of such awards. The 2011 Plan provides for the issuance of options to purchase a maximum of 300,000 common shares or 3.17% of the 9,456,869 common shares outstanding on the record date, to non-employee directors of the Company, of which there are currently seven. New non-employee directors of the Company are also eligible to participate in the 2011 Plan. The committee currently intends to make annual grants to each director of options to purchase 10,000 common shares. As of August 31, 2011, the market value of a common share of SunLink was approximately $2.13. Options granted under the 2011 Plan may be exercised for a period of no more than ten (10) years from the date of grant. Unless sooner terminated, the 2011 Plan will expire on September 12, 2021 and no additional awards may be made under the 2011 Plan after that date.

Options; Adjustments

Options granted under the 2011 Plan will be non-qualified stock options under the Code and will entitle the optionee, upon exercise, to purchase common shares from the Company at an exercise price per share no less than the fair market value of an individual common share of the Company on the date of the grant. Options generally will not be transferable other than by laws of descent and distribution and generally will be exercisable during an optionee’s lifetime only by the optionee.

The committee has the authority to determine whether to include a vesting schedule for any option grant and may condition the vesting on satisfaction of certain conditions or in installments. The committee has the authority to adjust the number of shares available for options, the number of shares or other property subject to outstanding options and the exercise price for options following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. However, without the approval of the Company’s shareholders, the committee may not otherwise lower the exercise price for any outstanding options or issue any replacement options for options previously granted at a higher exercise price.

Under the 2011 Plan, the committee may provide for accelerated vesting of awards in certain events, including the event of the death or disability of the optionee. In the event of a change of control of the Company, the committee also has the power to adjust the terms of outstanding option grants. A change of control generally includes the acquisition by any person of more than 20% of the outstanding voting stock of the Company, the sale of all or substantially all of the assets of the Company or the approval of the complete liquidation of the Company, a merger pursuant to which the Company’s shareholders own less than 50% of the stock of the resulting entity and certain changes in the composition of a majority of the members of the board of directors.

Transferability

Participants may not transfer options other than (1) by will or the laws of descent and distribution or pursuant to beneficiary designation procedures, or (2) as otherwise permitted by the board of directors, including for estate planning purposes. Except to the extent permitted by the foregoing sentence, each option may be exercised during a participant’s lifetime only by the participant or the participant’s representative or similar person.

Amendment

The 2011 Plan may be amended by the board of directors, except that the board may not (i) change any option previously made under the 2011 Plan in a manner which would impair the recipients’ rights without their consent, or (ii) amend the 2011 Plan without approval of the Company’s shareholders under certain specified circumstances, and otherwise, if required by law.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax aspects of stock options which could be granted under the 2011 Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences. Because all options granted under the 2011 Plan are non-qualified stock options, (i) no income is realized by the participant at the time the option is granted; (ii) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the excess, if any, of (1) the fair market value of the shares on the date of exercise over (2) the option price paid for the shares and the Company will be entitled to a tax deduction in the same amount; and (iii) at disposition, any appreciation (or depreciation) after date of exercise is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

New Plan Benefits

The benefits or amounts to be received by or allocated to participants and the number of options to be granted under the 2011 Plan cannot be determined at this time because the amount of any grant to be made to any eligible participant in any year is to be determined at the discretion of the committee. However, the committee currently intends to make annual awards to each director of options to purchase 10,000 common shares.

Vote Required

The affirmative vote of a majority of the Company’s common shares entitled to be voted on the proposal at the annual meeting is required for approval of this proposal.

The board of directors unanimously recommends a vote “FOR” the approval of the 2011 Director Stock Option Plan.

PROPOSAL 3 TO BE VOTED ON BY SHAREHOLDERS

Proposal 3–Ratification of Independent Registered Public Accounting Firm

Cherry, Bekaert & Holland, L.L.P. was engaged to perform the Company’s annual audit for the fiscal year ended June 30, 2011. We anticipate that representatives of Cherry, Bekaert & Holland, L.L.P. will be present at the annual meeting of shareholders to respond to appropriate questions and to make a statement if such representatives so desire.

The audit committee of the board of directors of the Company has appointed Cherry, Bekaert & Holland, L.L.P. to serve as our independent registered public accounting firm for the fiscal year beginning July 1, 2011. We are asking our shareholders to ratify the selection of Cherry, Bekaert & Holland, L.L.P. as our independent registered public accounting firm. Although ratification is not required by our Code of Regulations or otherwise, the board is submitting the selection of Cherry, Bekaert & Holland, L.L.P. to our shareholders for ratification as a matter of good corporate practice. If the selection is not ratified, the audit committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year and may periodically request proposals from other independent registered public accounting firms and as a result of such process may select Cherry, Bekaert & Holland, L.L.P. or another independent registered public accounting firm if the audit committee determines that such a change or action would be in the best interests of the Company and our shareholders.

The board of directors unanimously recommends a vote “FOR” the ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as our independent registered public accounting firm.

CERTAIN ACCOUNTING AND AUDITING MATTERS

Report Of The Audit Committee

The authority, duties and responsibilities of the audit committee of the board of directors of the Company are set forth in detail in the written audit committee charter, which was adopted by the board of directors of the Company and which complies with the applicable rules of NYSE Amex. The audit committee has three members, each of whom is independent under the applicable rules of NYSE Amex. In accordance with section 407 of the Sarbanes-Oxley Act of 2002, Mr. Ford has been identified as an “Audit Committee Financial Expert”.

The audit committee reviews and assesses the adequacy of its charter on an annual basis. A copy of the audit committee charter is available on the Company’s website at www.sunlinkhealth.com.

The audit committee is responsible for overseeing the Company’s financial reporting process on behalf of the board of directors. Management of the Company has the primary responsibility for the Company’s financial reporting process, principles and internal controls as well as preparation of its financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles in the United States.

The audit committee met six (6) times during the 2011 fiscal year. In addition, the members of the committee reviewed, and the chairperson of the committee discussed with management and the Company’s independent auditors, the interim financial information contained in each quarterly earnings release prior to the release of such information to the public.

The audit committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended June 30, 2011 with management and the independent auditors. The audit committee has discussed with the independent auditors the matters required to be discussed under Standards of the Public Company Accounting Oversight Board (“PCAOB”), including those matters set forth in Interim Auditing Standards (“AU”) 380, Communication with Audit Committees, as adopted by the PCAOB in Rule 3200T. In addition, the audit committee received from the independent registered public accounting firm the written disclosures and the letter required by the PCAOB’s applicable requirements and has discussed with them their independence from the Company and its management. The audit committee has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with maintaining the independent registered public accounting firm’s independence. The audit committee has concluded that the independent auditors are independent from the Company and its management.

The audit committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. In addition, the audit committee met with the Chief Executive Officer and Chief Financial Officer of the Company to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of the Company’s financial statements and the effectiveness of the Company’s system of disclosure controls and procedures.

In fulfilling its oversight responsibilities and as part of its review of the Company’s 2011 Annual Report, the audit committee met with the Company’s independent auditors, with and without management present, to discuss their evaluations of the Company’s internal controls as well as the overall quality of its financial reporting.

The fees paid to the Company’s auditors, Cherry, Bekaert & Holland, L.L.P., as well as the policy on pre-approval of audit and non-audit services are set forth elsewhere in this proxy statement.

As a result of the reviews and discussions with management and Cherry, Bekaert & Holland, L.L.P. referred to above, the audit committee recommended to the board and the board has approved that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2011 for filing with the Securities and Exchange Commission.

This report has been submitted by the audit committee:

C. Michael Ford (Chairperson)	Karen B. Brenner	Michael W. Hall

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933.

Policy On Pre-Approval Of Services Provided By Independent Registered Public Accounting Firm

Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the terms of the engagement of Cherry, Bekaert & Holland, L.L.P. with respect to all auditing services and non-audit services to be performed for the Company by its independent registered public accountants are subject to the specific pre-approval of the audit committee (except where such services are determined to be de minimis under the Exchange Act). All audit and permitted non-audit services to be performed by Cherry, Bekaert & Holland, L.L.P. require pre-approval by the audit committee in accordance with pre-approved procedures established by the audit committee. The audit committee may delegate to one or more designated members of the audit committee who are independent directors of the board of directors, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated are presented to the full audit committee at the next scheduled meeting of the committee. The procedures require all proposed engagements of Cherry, Bekaert & Holland, L.L.P. for services of any kind to be directed to the Company’s Principal Accounting Officer and then submitted for approval to the audit committee prior to the beginning of any services.

In fiscal 2011, 100% of the audit fees, audit-related fees and tax fees billed by Cherry, Bekaert & Holland, L.L.P. were approved either by the audit committee or its designee. The fees billed by Cherry, Bekaert & Holland, L.L.P. that are shown in the following table for fiscal 2010 were also pre-approved by the audit committee or its designee. The audit committee has considered whether the provision of non-audit services by the Company’s independent registered public accounting firm is compatible with maintaining auditor independence and believes that the provision of such services is compatible.

Independent Registered Public Accounting Firm Fees

The following tables show the type of services and the aggregate fees billed to the Company for such services during the fiscal years ended June 30, 2011 and 2010 by SunLink’s independent registered public accounting firm, Cherry, Bekaert & Holland, L.L.P. Descriptions of the service types follow the table.

Services Rendered by Cherry, Bekaert & Holland, L.L.P.	Fiscal 2011	Fiscal 2010
Audit Fees	$300,322	$220,000
Audit-Related Fees	6,556	69,748
Tax Fees	99,075	171,000
All Other Fees	0	0

TOTAL	$405,953	$460,748

Audit Fees

The aggregate fees billed by Cherry, Bekaert & Holland, L.L.P. for each of the last two fiscal years include fees for professional services rendered for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and consents and assistance with and review of other documents filed with the SEC, and accounting and financial reporting consultations and other attest services and the issuance of consents.

Audit-Related Fees

The aggregate fees billed by Cherry, Bekaert & Holland, L.L.P. in each of the last two fiscal years include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. The nature of the services performed for these fees may include, among other things, employee benefit plan audits, internal control reviews, attest services not required by statute or regulation and consultations concerning financial accounting and reporting matters not classified as an audit.

Tax Fees

The aggregate fees billed by Cherry, Bekaert & Holland, L.L.P. in each of the last two fiscal years include fees for professional services rendered for tax compliance, including assisting the Company with tax audits.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of the Company and owners of more than 10% of the Company’s common shares to file an initial ownership report with the Securities and Exchange Commission and a monthly or annual report listing any subsequent change in their ownership of any of the Company’s equity securities. The Company believes, based solely on a review of the copies of those reports furnished to the Company during the past year and written representations to it that no other reports were required, that during the period from July 1, 2010 through June 30, 2011 all filing requirements have been met.

COST OF SOLICITATION

The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxy solicitations may be made by directors, officers and employees of the Company, personally or by telephone or other means of communication, without receiving additional compensation. It is also anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,

NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS

We plan to hold our 2012 annual meeting of shareholders during the month of November. Any proposal of a shareholder intended to be presented at the 2012 annual meeting of shareholders must be received by us for inclusion in the proxy statement and form of proxy for that meeting no later than June 2, 2012, 120 days before the anniversary of the date of this proxy statement. If any proposal is submitted after that date, we are not required to include it in our proxy materials. Proposals should be submitted to the following address:

Corporate Secretary

SunLink Health Systems, Inc.

900 Circle 75 Parkway, Suite 1120

Atlanta, Georgia 30339

A notice of a proposed item of business should include a description of, and the reasons for, bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Under our Code of Regulations, and as SEC rules permit, shareholders must follow certain procedures to nominate a person for election as a director at an annual or special meeting. Under these procedures, shareholders must submit the proposed nominee by delivering a notice to the Secretary of the Company at our principal executive offices. Normally, we must receive notice of a shareholder’s intention to introduce a nomination at an annual meeting not less than 50 days nor more than 75 days before the next meeting. Assuming that our 2012 Annual Meeting of Shareholders is held on November 5, 2012, we must receive notice pertaining to the 2012 Annual Meeting no earlier than August 22, 2012 and no later than September 17, 2012. However, if we give less than 60 days notice or public announcement of the annual meeting date, we must receive the notice no later than the close of business ten days after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

If we hold a special meeting to elect directors which is with less than 60 days notice, the effect of our Code of Regulations will be that we must receive a shareholder’s notice of intention to introduce a nomination no later than the close of business ten days after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

A notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have mailed, and posted on the Internet, our 2011 Annual Report to Shareholders in connection with this proxy solicitation. IF YOU WOULD LIKE A PHYSICAL COPY OF OUR 2011 FORM 10-K, EXCLUDING CERTAIN EXHIBITS, PLEASE CONTACT SUNLINK HEALTH SYSTEMS, INC., 900 CIRCLE 75 PARKWAY, SUITE 1120, ATLANTA, GEORGIA 30339.

OTHER MATTERS

Admission To Meeting

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, may be limited. Admission to the meeting will be on a first-come, first-served basis. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. Only shareholders as of the record date may attend the meeting. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices, cellular telephones, beepers and other electronic devices will not be permitted at the meeting.

Action On Other Matters At The Annual Meeting

At this time, we do not know of any other matters to be presented for action at the annual meeting other than those mentioned in the Notice of annual meeting of shareholders and referred to in this proxy statement. If any other matter properly comes before the meeting, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

Shareholders are urged to date, sign and return promptly the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States, or to vote their shares via telephone or the Internet. Your cooperation will be appreciated. Your proxy will be voted, with respect to the matters identified thereon, in accordance with any specifications on the proxy.

Appendix A

SUNLINK HEALTH SYSTEMS, INC.

2011 DIRECTOR STOCK OPTION PLAN

Section 1. Purpose and Effect of the Plan. This 2011 Director Stock Option Plan (the “Plan”) is intended to promote the interests of SunLink Health Systems, Inc., an Ohio corporation (the “Company”) and its shareholders by linking the personal interests of its non-employee directors to the interests of the Company’s shareholders and by providing such persons with equity compensation for their services. The Plan is also intended to aid the Company in competing with other enterprises for the services of new non-employee directors needed to help insure continued success of the Company. Accordingly, the Plan permits the grant of stock option awards from time to time to both existing and to new non-employee directors.

Section 2. Effective Date; Term of Plan. The Plan shall become effective on the date it is approved by the Board, subject to approval by the shareholders of the Company. The Plan shall expire on September 12, 2021, unless sooner terminated as provided in Section 25 hereof.

Section 3. Defined Terms. In addition to words and terms that may be defined elsewhere in the Plan, the following words and terms as used in the Plan shall have the following meanings unless the context or use fairly indicates another or different meaning or intent, which definitions shall be equally applicable to both the singular and plural forms of such words and terms.

“Applicable Law” shall mean all applicable provisions of constitutions, laws, statutes, treaties, rules, regulations, orders, and decrees of all Governmental Authorities.

“Award” shall mean any Option granted to a Participant under the Plan.

“Award Agreement” shall mean any written agreement, contract, notice to Participant or other instrument or document evidencing an Award.

“Award Shares” shall mean the Common Shares in the Company that may be acquired by exercise of Options granted hereunder or pursuant to such Awards.

“Board” shall mean the board of directors of the Company.

“Change of Control” shall mean and shall be deemed to have occurred with respect to an Award in the event that, after the grant of such Award, any of the following events shall have occurred:

(i)	Any Person, or Persons acting together that would constitute a “group” (a “Group”), for purposes of Section 13(d) of the Exchange Act together with any Affiliates or Related Persons of such Affiliates (as defined in Rule 1b-2 promulgated under the Exchange Act) thereof (other than any employee stock ownership plan), beneficially owns 20% or more of the total Voting Power of all classes of Voting Stock of the Company other than in connection with Permitted Transaction;

(ii)	Any Person or Group, together with any Affiliates or Related Persons thereof, succeeds in having a sufficient number of its nominees elected to the Board such that such nominees, when added to any existing director remaining on the Board after such election who is an Affiliate or Related Person of such Person or Group, will constitute a majority of the Board;

(iii)

There occurs any transaction, or series of related transactions, and the beneficial owners of the Voting Stock of the Company immediately prior to such transaction (or series) do not, immediately after such transaction (or series) beneficially own Voting Stock representing more than 50% of the voting power of all classes of Voting Stock of the Company (or in the case of a transaction (or series) in which another entity becomes a successor to the Company, of the successor entity); or

(iv)	Any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (determined on a consolidated basis) in one transaction or a series of related transactions regardless of whether such transaction or transactions are structured as an asset transaction or a stock transaction or both, provided, however, that (i) any transfer to one or more wholly-owned subsidiaries of the Company or (ii) any spin-off of one or more businesses of the Company to its shareholders shall not constitute a Change of Control under this clause (iv).

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations and official guidance issued thereunder.

“Committee” shall have the meaning set forth in Section 4 hereof.

“Common Shares” shall mean the common shares of the Company, no par value per share.

“Company” shall have the meaning specified in Section 1 and shall include any company succeeding the Company as a result of the re-incorporation of the Company in any other jurisdiction.

“Disability” shall mean the permanent and total inability by reason of mental or physical infirmity or both, of a Participant to perform the work customarily performed by Non-Employee Directors. Additionally, a medical doctor, selected or approved by the Board must advise the Board that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of Participant’s lifetime. The date of any Disability shall be deemed to be the day following the last day the Participant performed services as a Non-Employee Director of the Company.

“Effective Date” shall have the meaning set forth in Section 2 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” shall mean the fair market value of one Common Share on a particular date determined as follows. In the event the Company’s Common Shares are listed upon an established stock exchange, Fair Market Value shall be deemed to be the closing price of the Company’s Common Share on such stock exchange on such date or, if no sale of the Company’s Common Shares shall have been made on any stock exchange on that day, the Fair Market Value shall be determined as such price for the next preceding day upon which a sale shall have occurred. In the event the Company’s Common Shares are not listed upon an established exchange, the Fair Market Value on such date shall be determined in good faith by the Committee.

“Governmental Authority” shall mean any: (i) federal, state, county, city, town, village, district, tribal or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign, tribal or other government; (iii) governmental or quasi-governmental authority of any nature (including any governmental agency, board, branch, bureau, commission, department, official, or entity); (iv) any court tribunal or judicial or arbitral or alternative dispute resolution entity; (v) multi-national organization or body; or (vi) any entity exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

“Immediate Family Member” shall mean, as to any Non-Employee Director, the spouse, domestic partner, children or grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law (including, in each case, adopted, step, and legalized relationships) of any such Non-Employee Director.

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“Non-Employee Directors” shall mean members of the Company’s Board who (i) are not current employees of the Company, (ii) are not former employees of the Company currently receiving compensation for prior services (other than pursuant to a tax qualified retirement plan), (iii) have not been an officer of the Company and (iv) do not receive personal remuneration from the Company in any capacity other than as a member of the Board. For the avoidance of doubt, personal remuneration shall not include indirect remuneration received for services rendered to the Company or its Subsidiaries or other affiliates in a professional capacity.

“Non-Qualified Stock Option” or “NQSO” shall mean any Option granted under this Plan which by virtue of issuance to non-employees do not qualify as incentive stock options under Code Section 422.

“Option” shall mean an option to acquire shares of Stock and which is a NQSO granted under Section 8 hereof.

“Option Price” shall mean the purchase price of a share of Stock under an Option.

“Parent” shall mean any Person which at the time qualifies as a parent of the Company under the definition of “parent corporation” contained in Code Section 424(e).

“Participant” shall mean a Non-Employee Director to whom an Award is granted under the Plan.

“Permitted Transaction” shall mean any transaction pursuant to which any Person owns 20% or more of the total Voting Power of all classes of Voting Stock of the Company as a result of (i) any stock repurchase program or (ii) any transaction whereby a majority of the Non-Employee Directors in office immediately prior to such transaction vote to waive the application of the Change of Control provisions with respect to such transaction provided that no such waiver shall be permitted without the consent of the affected Non-Employee Director if a Change of Control would otherwise exist under clause (i) of the definition thereof if 50% were substituted for 20% therein.

“Permitted Transfer” shall mean with respect to a Non-Employee Director, the gratuitous Transfer of one or more Awards which is to a trust or family limited partnership for the benefit of (i) such Non-Employee Director or (ii) any Immediate Family Member of such Non-Employee Director, provided that if the trust or family limited partnership includes any Person as a beneficiary other than the transferring Non-Employee Director, the Awards transferred to the transferee shall be treated as held by the transferor (and vice versa) for purposes of any exercise, vesting, or forfeiture provision or any other obligation or condition personal to the transferor and the transferee shall and must consent to be bound by all of the provisions of this Plan and any Award Agreement, including without limitation rights and obligations, which are based on the termination of service or the death or Disability of the transferring Non-Employee Director and no further direct or indirect transfer of the Award shall be permitted.

“Person” shall mean any individual, corporation, limited liability company, partnership, trust, joint venture or other legal entity holding, or acquiring, Voting Stock of the Company.

“Plan” shall mean this SunLink Health Systems, Inc. 2011 Director Stock Option Plan, as amended from time to time.

“Related Person” shall mean, with respect to any Person, any other Person owning (a) 5% or more of the outstanding Common Stock of such Person; or (b) 5% or more of the Voting Stock of such Person.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

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“Stock” shall mean the Common Shares of the Company and such other securities of the Company as may be substituted for Common Shares pursuant to Section 10 hereof.

“Subsidiary” shall mean any Person of which a majority of the outstanding Voting Stock or Voting Power is beneficially owned directly or indirectly by the Company.

“Transfer” or “Transferred” shall mean any sale, lease, assignment, transfer, exchange, gift, bequest, devise, mortgage, pledge, grant, hypothecation, or other transfer of all or any portion of a Participant’s Award, other than a Permitted Transfer.

“Voting Power” shall mean the power to vote for members of the Board.

“Voting Stock” shall mean any equity security or series of equity securities, issued by the Company which are entitled to vote for members of the Board.

Section 4. Administration. The Plan shall be administered by a Committee (the “Committee”) consisting of not less than two (2) members, all of whom shall be Non-Employee Directors.

(a) Committee Appointment and Membership. The Committee shall be appointed by the Board from its membership. Unless and until such time as another committee is appointed, the Compensation Committee of the Board (or, if such committee ceases to exist or qualify under the Plan, by those members of the Board who are independent within the meaning of the listing requirements of the NYSE Amex equities stock exchange or, if the Company’s Stock is not then listed on such exchange, on the principal stock exchange on which the Company’s Stock is then listed) shall serve as the Committee. The members of the Committee shall serve at the pleasure of the Board, which shall have the power, at any time and from time to time, to remove members from the Committee or to add members thereto. Vacancies on the Committee, however caused, shall be filled by the Board.

(b) Interpretation and Authority; Certain Enumerated Powers. The Committee may interpret the Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan and make such other determinations and take such other action as it deems necessary or desirable for the administration of the Plan and the protection of the Company except as otherwise reserved to the Board or the shareholders of the Company. In addition, subject to the terms of the Plan, the Committee shall have the specific authority to take the following actions:

(i)	Designate Participants;

(ii)	Grant Awards;

(iii)	Determine the type or types of Awards to be granted to each Participant;

(iv)	Determine the number of Awards to be granted and the number of shares of Stock to which an Award shall relate;

(v)	Determine the terms and conditions of any Award granted under the Plan, including but not limited to the exercise price, any restrictions or limitations on the Award, any schedule for lapse or forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion shall determine;

(vi)	Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, or other securities or property, or an Award may be canceled, forfeited or surrendered;

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(vii)	Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

(viii)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(ix)	Decide all other matters that must be determined in connection with an Award;

(x)	Require a minimum holding period between the grant and exercise of any Option or other Award;

(xi)	Determine a holding period or periods for any Stock issued pursuant to any Award including any holding period during or after the termination of a Non-Employee Director’s term of service as a director, which period or periods need not be identical for each Participant;

(xii)	Determine that the Awards granted to a Participant may be exercised only in installments and specify such conditions precedent or subsequent to the exercise or vesting of any Award as the Committee may deem advisable;

(xiii)	Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(xiv)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(xv)	Amend the Plan or, with the consent of any adversely affected Participant, any Award Agreement, to the extent permitted under Applicable Law (including, without limitation, compliance with the requirements of Code Section 409A).

Notwithstanding the foregoing, during any period in which the Compensation Committee of the Board is not serving as the Committee, the authority of the Committee with respect to the matters described in clauses (i) through (xv) of this Section 4(b) shall be limited to making recommendations to such Compensation Committee, and the final determinations with respect to such matters shall be made by the Compensation Committee.

(c) Certain Enumerated Limitations. In addition to the other limitations set forth in the Plan, the Company shall not cancel any Award, and in consideration therefor issue to the Participant a new Award for any equivalent or lesser number of Award Shares, at a lesser exercise price.

(d) Binding Authority. Any interpretation, determination or other action made or taken by the Committee (or the Compensation Committee of the Board as described above) with respect to the Plan, any Awards granted under the Plan, and any Award Agreements applicable to such Awards shall be final, binding and conclusive on the applicable Participants.

Section 5. Indemnification and Exculpation.

(a) Exculpation for Good Faith Actions. No member of the Board or the Committee shall be liable for any action taken or omitted or determination made in good faith with respect to the Plan or any Award granted under the Plan.

(b) Indemnification. Each person who is or shall have been a member of the Board or of the Committee or any other committee authorized under this Plan shall be indemnified and held harmless by the Company against and from any and all loss, costs, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof (with the Company’s written approval) or paid by him in satisfaction of a judgment in

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any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of his lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against him, he shall in writing give the Company an opportunity, at its expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of Applicable Law or otherwise, or any obligation that the Company may have to indemnify him or hold him harmless. Each member of the Board or of the Committee and each officer and employee of the Company shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than himself. In no event shall any person who is or shall have been a member of the Board or of the Committee, or any other committee authorized under this Plan, or an officer or employee of the Company, be held liable for any determination made, or other action taken, or any omission to act in reliance upon any such information as referred to in the preceding sentence, or for any action (including the furnishing of information) taken, or any omission to act, when any such determination, action or omission is made in good faith.

Section 6. Shares Subject to Plan.

(a) Authorized Common Shares. Subject to adjustment as provided in Section 10 hereof, the aggregate number of Common Shares reserved and available for Awards shall be 300,000 shares. Accordingly, the aggregate number of Options (including exercised Options) that may be outstanding at any one time under the Plan shall not exceed 300,000. The maximum number of Common Shares issuable under Options that may be granted to any one Non-Employee Director in any calendar year shall not exceed 300,000.

(b) Lapsed Awards. To the extent that an Award is canceled, terminates, expires, is forfeited, or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan. In addition, shares of Stock subject to other Awards settled in cash (if any) will be available for the grant of an Award under the Plan. If the Option Price of any Option granted under the Plan is satisfied by tendering shares of Stock to the Company (whether by actual delivery, by attestation or by the withholding of shares of Stock issued on exercise of an Option), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(c) Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

Section 7. Eligibility. Awards may be granted to those Non-Employee Directors selected by the Committee in its sole discretion from time to time. Notwithstanding anything to the contrary in this Plan, an Award may be granted to a Non-Employee Director who is a member of the Committee if such Award is otherwise exempt from Section 16(b) of the Exchange Act, pursuant to Rule 16b-3 promulgated under the Exchange Act, SEC interpretations thereof or any subsequently promulgated rule, regulation, or other Applicable Law. The granting of an Award to any Participant shall neither entitle such Participant to, nor disqualify such Participant from, participation in any future Awards.

Section 8. Stock Options.

(a) Grant of Options. The Committee shall have the authority, subject to the terms of the Plan, to: (i) determine and designate from time to time those Non-Employee Directors to whom Options are to be granted; (ii) determine the number of Shares subject to each Option; (iii) determine the duration of the exercise period for any Option; (iv) determine the conditions to be met (if any) prior to the exercisability of any Options; (v) determine that the Options granted to a Participant may be exercised only in installments; and (vi) specify such other terms and conditions of each Option as the Committee in its sole discretion deems advisable. The date of grant of an Option under the Plan will be the date on which the Option is awarded by the Committee.

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(b) Option Award Agreements. Each Option shall be evidenced by an Award Agreement which shall contain such terms and conditions consistent with the provisions of the Plan as may be approved by the Committee. Each such Award Agreement shall state that the Option evidenced thereby is intended to be a NQSO. Each Option granted under the Plan shall be subject to such terms and conditions as are set forth in this Section 8.

(c) Terms of Options. Options granted hereunder shall be subject to the terms and conditions contained in Section 8(c)(i)-(iv) below, other applicable provisions of this Plan, and such other terms and conditions as the Committee may deem appropriate.

(i)	Option Type. Options granted under this Plan shall be NQSOs.

(ii)	Option Period. Each Option Agreement shall specify the period during which the Option thereunder is exercisable [(which shall not exceed ten (10) years from the date of grant)] and shall provide that the Option shall expire at the end of such period.

(iii)	Option Price. The Option Price per share of Stock shall be determined by the Committee at the time any Option is granted. The Option Price per share of Stock shall not, in any event, be less than the Fair Market Value of a share of Stock on the day the NQSO is granted. Such price shall be subject to adjustment as provided in Section 10.

(iv)	Period to Exercise Option. Any Option granted hereunder may, prior to its expiration or termination, be exercised from time to time, in whole or in part, up to the total number of shares of Stock with respect to which it shall have then become exercisable. An Option granted hereunder may become exercisable after satisfaction of certain conditions or in installments as determined by the Committee; provided, however, that if the Committee grants an Option exercisable after satisfaction of certain conditions or in more than one installment and if the Non-Employee Director’s service as a director terminates for any reason then, unless the Option Agreement provides otherwise, the Option shall be exercisable only as to such number of shares of Stock as to which the Participant had the right to exercise the Option on the date of termination.

(d) Exercise of Option. The exercise of any Option under the Plan shall be subject to the provisions of Section 8(d)(i) and Section 8(d)(ii) below and other applicable provisions of this Plan.

(i)

Method of Exercising Option. Any Option granted hereunder or any portion thereof (in whole shares of Stock only) may be exercised by the Participant by (A) delivering to the Company at its main office (attention its Secretary, Assistant Secretary or Chief Financial Officer) written notice which shall set forth the Participant’s election to exercise a portion or all of his Option, the number of shares of Stock with respect to which the Option rights are being exercised, and such other representations and agreements as may be required by the Company to comply with applicable securities laws to which the Company is subject, and (B) payment in full of the Option Price of the shares of Stock purchased as provided by Section 8(d)(ii) and the terms of the applicable Award Agreement. Upon receipt of such notice and payment, the Company shall, for the net number of shares of Stock with respect to which Options were so exercised, cause to be issued, registered and delivered in book entry form, upon original issuance, the shares of Stock and, from time to time thereafter, to cause the shares of Stock to be issued and registered in book-entry form through The Depository Trust Company (“DTC”) or the Company’s transfer agent and make book entries pursuant to the Corporation’s direct registration system, and/or to cause to be issued, registered and delivered in physical form, upon original issuance, the shares of Stock and, from time to time thereafter, to cause the shares of Stock to be issued and registered in physical form through DTC or the Company’s transfer agent and to cause certificates representing the shares of Stock to be issued and delivered in physical form directly to the Participant or transferees thereof including, but not limited to, global physical certificates through DTC or the Company’s transfer agent (subject

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to customary limits on the use of other physical certificates in connection with global certificates), and to take such further action and to execute such further documents as may be necessary or desirable for the issuance of the shares of Stock. In the Award Agreement, the Committee may condition the right of any Participant to exercise any Options on compliance by such Participant and the Company with all Applicable Laws including, without limitation, all the requirements of the SEC whether with respect to registration of the offer and sale of securities or otherwise.

(ii)	Payment of Option Price. The Option Price of the shares of Stock as to which an Option is exercised shall be paid in full to the Company at the time of exercise or, if permitted by the Company, at the time of settlement if Company securities are being sold in one or more contemporaneous transactions with contemporaneous settlement dates. The payment may be made either in cash or its equivalent or, where permitted by Applicable Law and approved by the Committee in its sole discretion: (A) by delivery of a promissory note on terms and conditions acceptable to the Committee; (B) by cancellation of indebtedness of the Company to the Participant; (C) by surrender of shares of Stock of the Company having a Fair Market Value equal to the exercise price of the Option; (D) by instructing the Company to withhold Stock otherwise issuable pursuant to an exercise of an Option having a Fair Market Value equal to the exercise price of the Option (including withheld Stock); (E) by offset against compensation due or accrued to the Participant for services rendered; or (F) by any other means approved by the Committee; provided, however, that no method of exercise shall be permitted which is prohibited by the Sarbanes-Oxley Act of 2002 or other Applicable Law. Further, Participants shall not be entitled to purchase Stock with a promissory note unless the note is adequately secured by collateral other than the Stock so purchased. Notwithstanding anything to the contrary above, the Committee, in its discretion, may suspend or terminate the right of Participants to pay in a form other than cash or other than at the time of settlement should the Committee deem such action to be in the best interests of the Company.

Section 9. General Provisions Applicable to Awards.

(a) Stand-Alone, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee and to the extent permitted by the applicable terms of Code Section 409A, be granted either alone or in addition to, in tandem with, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards shall only be granted in substitution for other Awards to the extent permitted by the applicable terms of Code Section 409A. Awards granted in addition to or in tandem with other Awards (to the extent otherwise permitted) may be granted either at the same time as or at a different time from the grant of such other Awards.

(b) Term of Award. The term of each Award shall be for the period as determined by the Committee.

(c) Form of Payment for Awards. Subject to the terms of the Plan and any Applicable Law (including, without limitation, compliance with the requirements of Code Section 409A) or Award Agreement, payments or transfers to be made by the Company or any Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

(d) Limits on Transfer. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or any Parent or Subsidiary, or shall be subject to any lien, obligation or liability of such Participant to any other Person other

8

than the Company or any Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or pursuant to a Permitted Transfer; provided, however, that the Committee may (but need not) permit transfers to where the Committee concludes that such transferability (i) does not result in accelerated taxation and (ii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

(e) Beneficiaries. Notwithstanding Section 13(d) hereof, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

(f) Stock Certificates. All Stock issuable under the Plan shall be subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent in each case to reference restrictions applicable to the Stock.

(g) Acceleration Upon Death or Disability. To the extent provided in a Participant’s Award Agreement, upon the Participant’s death or Disability, all outstanding Options shall become fully exercisable and all forfeiture restrictions shall lapse; provided, however, that any Option shall otherwise terminate in accordance with the other provisions of the Plan and the Award Agreement, including, without limitation, upon the end of the stated term of such Award.

(h) Acceleration. Whether or not a Change of Control shall have occurred, the Committee may in its sole discretion (but only to the extent permitted by Code Section 409A) at any time determine that all or a portion of a Participant’s Options shall become fully or partially exercisable, and/or that all or a part of the restrictions or forfeiture provisions on all or a portion of any outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 9(h).

(i) Effect of Acceleration. If an Award is accelerated under Section 9(h), the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration (but in no event after the date such Award would otherwise expire under the terms of the Award Agreement) to the extent not then exercised, (ii) that, to the extent permitted by the terms of the Plan and Code Section 409A, the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

(j) Loan Provisions. To the extent prohibited by Applicable Law, the Company shall not make, guarantee or, arrange for a loan or loans to a Participant with respect to the exercise of any Option granted under this Plan and/or with respect to the payment of the purchase price, if any, of any Award granted hereunder and/or with respect to the payment by the Participant of any or all federal and/or state income taxes due on account of the granting or exercise of any Award hereunder.

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(k) No Fractional Shares. Notwithstanding anything herein to the contrary, no fractional shares of Stock may be issued under the Plan.

Section 10. Capital Adjustments. In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limit under Section 5(a) shall be adjusted proportionately, and the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares of Stock which may be delivered under the Plan; (ii) adjustment of the number and kind of shares of Stock subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards; and (iv) any other adjustments that the Committee determines to be equitable. Any such adjustments with respect to Options shall be made consistently with the applicable requirements of Code Sections 409A and 424(a). Without limiting the foregoing, in the event a stock dividend or stock split is declared upon the Stock, the authorization limit under Section 5(a) shall be increased proportionately, and the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor.

Section 11. Reservation of Shares. The Company, during the term of any Awards granted hereunder, will at all times reserve and keep available, and will seek to obtain from any regulatory body having jurisdiction any requisite authority in order to issue and sell such number of shares of Stock as shall be sufficient to satisfy the requirements of the Awards granted under the Plan. If, in the opinion of the Company’s counsel, the issuance or sale of any Stock hereunder shall not be lawful for any reason, including the inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by such counsel to be necessary for such issuance or sale, the Company shall not be obligated to issue or sell any Stock.

Section 12. Securities Laws. Upon the exercise of an Option granting a Participant shares of Stock at a time when there is not in effect under the Securities Act, a current registration statement relating to the shares of Stock to be received upon such exercise, the Participant shall represent and warrant in writing to the Company that the shares of Stock purchased are being acquired for investment and not with a view to the distribution thereof and shall agree to the imposition of a legend on the certificate or certificates representing said shares of Stock or on any direct registration registry or other book entry registry in substantially the following form and such other restrictive legends as are required or advisable under the provisions of any applicable laws:

The securities represented or evidenced hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), nor under the securities laws of any state and shall not be transferred at any time in the absence of (i) an effective registration statement under the Act and any other applicable state law with respect to such securities at such time; or (ii) an opinion of counsel satisfactory to the Company and its counsel to the effect that such transfer at such time will not violate the Securities Act or any applicable state securities laws; or (iii) a “no action” letter from the Securities and Exchange Commission and a comparable ruling from any applicable state agency with respect to such state’s securities laws.

No Stock shall be issued or sold upon the exercise of any Option unless and until the then applicable requirements of the Securities Act, the applicable securities laws of any other jurisdiction, as any of the same may be amended, the rules and regulations of the SEC and any other regulations of any securities exchange on which the shares of Stock may be listed shall have been fully complied with and satisfied.

Section 13. No Rights as Shareholders. A Participant shall not have any rights as a holder of Stock with respect to any Stock covered by any Award granted hereunder until (i) the issuance of a certificate for such shares of Stock, or (ii) the registration of such Shares pursuant to a direct registration system or other form of book entry registration. No adjustment shall be made on the issuance of a share certificate to a Participant or the registration of such Shares pursuant to a direct registration system or other form of book entry registration as to any distributions or other rights for which the record date occurred prior to the date of issuance of such certificate

10

or the registration of such shares of Stock pursuant to a direct registration system or other form of book entry registration.

Section 14. No Rights to Awards. No Participant or any eligible individual shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants or eligible individuals uniformly.

Section 15. No Right to Continued Service. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or its shareholders to terminate any Participant’s status or term of office as a director of the Company or as a director of any Parent or Subsidiary at any time, nor confer upon any Participant any right to continue as a director of the Company.

Section 16. Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company.

Section 17. Withholding. The Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA and FUTA obligations) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award shares of Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes and to the extent permitted by Code Section 409A.

Section 18. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Parent or any Subsidiary unless provided otherwise in such other plan.

Section 19. Use of Proceeds. Proceeds from any sale of Stock pursuant to Awards granted under the Plan shall constitute general funds of the Company.

Section 20. Expenses. The expenses of administering the Plan shall be borne by the Company and may be borne by any Parent or Subsidiary.

Section 21. Amendment and Discontinuance. The Board of the Company or the Committee, pursuant to delegated authority, may suspend, amend or terminate the Plan in any respect at any time without shareholder approval, but it may condition any such action on the approval of the Company’s shareholders (or any requisite vote thereof) if such approval is necessary or advisable, including under tax, securities, or other applicable laws, policies or regulations; and the Board or Committee may suspend, amend or terminate any outstanding Award without the approval of the Participant except that (i) an amendment or termination may not, without the Participant’s consent, reduce or diminish the value of the Award determined as if such Award had been exercised, vested, cashed in or otherwise settled on the date of the amendment or termination, and, (ii) without the prior approval of the holders of a majority of the Company’s Common Shares: (A) the total number of shares of Stock that may be issued under the Plan may not be increased (except by adjustment pursuant to Section 10); (B) the expiration date of the Plan may not be extended; and (C) the class or persons eligible to participate in the Plan may not be changed.

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Section 22. Additional Provisions. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

Section 23. Governing Law; Government and Other Regulations. Except as the same may be governed by the Code and any applicable federal securities laws, the Plan and any Options or other Awards granted hereunder shall be governed by and construed in accordance with the laws of the state in which the Company is incorporated at the time an Award is made. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all Applicable Laws and to such approvals by Governmental Authorities as may be required. The Company shall be under no obligation to register under the Securities Act, or any state securities act, any of the shares of Stock issued in connection with the Plan. The shares of Stock issued in connection with the Plan may in certain circumstances be exempt from registration under the Securities Act, and the Company may restrict the transfer of such shares of Stock in such manner as it deems advisable to ensure the availability of any such exemption.

Section 24. General. The granting of an Award shall impose no obligation upon the Participant to exercise or accept such Award, provided that any Award may be terminated if the Participant does not affirmatively accept such Award in writing within such time and pursuant to such procedures as the Committee may from time to time specify, which time periods need not be uniform as to Participants or types of Awards.

Section 25. Interpretation. As used in this Plan, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders, unless the context or use shall fairly require a different construction. Section headings or subheadings are employed herein solely for convenience of reference, and such headings or subheadings shall not affect the validity, meaning or enforceability of any provision of the Plan. All references herein to “Section” or “clause” shall mean the appropriately numbered Section or clause of the Plan except where reference is made to the Code or any other specified law or instrument. Any reference herein to compliance with the requirements of Code Section 409A or to the extent permitted by Code Section 409A or words of similar import shall be interpreted to mean in the case of any reference to Code Section 409A, application of the terms of the Plan or any Award or administration of the Plan or any Award, as the case may be, in such a manner that no additional income tax is imposed on a Participant pursuant to Code Section 409A(1)(a). The provisions of the Plan are intended to be exempt from Code Section 409A in both form and operation. The Plan shall be administered and interpreted, to the extent possible, in a manner consistent with these intentions. Notwithstanding the provisions of Section 21 hereof, the Board of the Company or the Committee, pursuant to delegated authority, shall have the authority to modify the Plan to the extent it deems necessary to amend the Plan to comply with or meet an exemption from the provisions of Code Section 409A, as determined in good faith, in its sole and absolute discretion.

AS APPROVED BY THE BOARD OF DIRECTORS OF SUNLINK HEALTH SYSTEMS, INC. ON SEPTEMBER 12, 2011.

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SUNLINK HEALTH SYSTEMS, INC.

900 Circle 75 Parkway, Suite 1120

Atlanta, Georgia 30339

(770) 933-7000

NYSE Amex: SSY

www.sunlinkhealth.com

sunlink@sunlinkhealth.com

PROXY VOTING INSTRUCTIONS

SUNLINK HEALTH SYSTEMS, INC. 900 CIRCLE 75 PARKWAY SUITE 1120 ATLANTA, GEORGIA 30339

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy by Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

    M38302-P16616                                         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

SUNLINK HEALTH SYSTEMS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” IN THE ELECTION OF DIRECTORS, “FOR” THE APPROVAL OF THE 2011 DIRECTOR STOCK OPTION PLAN AND “FOR” RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Vote on Directors

1. To elect four (4) directors to the Board of Directors to serve for a two-year term and until their successors are elected and qualified.		☐	☐	☐

Nominees:
01) Robert M. Thornton, Jr.	03) Michael W. Hall
02) Dr. Steven J. Baileys	04) Gene E. Burleson

Vote on Proposals					For	Against	Abstain

2. To approve the 2011 Director Stock Option Plan.					☐	☐	☐

3. To ratify the appointment of Cherry, Bekaert & Holland, L.L.P. as our independent registered public accounting firm for fiscal year 2012.					☐	☐	☐

THE BOARD OF DIRECTORS FAVORS A VOTE “FOR ALL” IN THE ELECTION OF DIRECTORS, “FOR” THE APPROVAL OF THE 2011 DIRECTOR STOCK OPTION PLAN AND “FOR” RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please indicate if you plan to attend this meeting.		☐ Yes	☐ No

NOTE:   Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)		Date

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M38303-P16616

ANNUAL MEETING OF SHAREHOLDERS OF

SUNLINK HEALTH SYSTEMS, INC.

November 7, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS.

The undersigned hereby appoints Robert M. Thornton, Jr. and Karen B. Brenner, and either of them, with power of substitution to each, the proxies of the undersigned to vote the common stock of the undersigned at the annual meeting of shareholders of SUNLINK HEALTH SYSTEMS, INC. to be held on November 7, 2011, at 10:00 a.m. at the Renaissance Waverly Hotel, 2450 Galleria Parkway, Atlanta, Georgia 30339 and any adjournments or postponements thereof, as indicated on the reverse side of this proxy card with respect to the proposal set forth in the proxy statement, and in their discretion upon any matter that may properly come before the annual meeting or any adjournments or postponements thereof. The undersigned hereby revokes any previously submitted proxies.